                                                                   Exhibit 10.32

                           REORGANIZATION AGREEMENT

     This Reorganization Agreement ("Agreement") is made and entered into as of the 31st day of December, 1996 (the "Effective Date"), by and between Summit Medical Systems, Inc., a Minnesota corporation ("Summit"), DR Ware LLC, a North Carolina limited liability company ("DR Ware"), Duke University, a North Carolina not-for-profit corporation ("Duke"), and Cordillera LLC, a Delaware limited liability company ("Cordillera").

     WHEREAS, Summit and DR Ware entered into a Limited Liability Company Agreement dated December 29, 1995 ("Cordillera Agreement"), pursuant to which the parties became the sole members of Cordillera, with Summit as the record and beneficial owner of 202,000 Member Units (as that term is defined in the Cordillera Agreement) and DR Ware as the record and beneficial owner of 2,000 Member Units;

     WHEREAS, Duke was also granted an option ("Option") to purchase up to 200,000 Member Units in exchange for a stated Capital Contribution under the Cordillera Agreement, which Option Duke has not exercised, assigned or otherwise transferred as of the Effective Date;

     WHEREAS, Summit desires to purchase the Member Units owned by DR Ware, and extinguish Duke's Option, in order to become the owner of all currently outstanding and available Member Units in Cordillera, so that Summit may wind-up and transfer the business of Cordillera to Summit (the "Reorganization"), and the other parties so agree subject to the terms and conditions of this Agreement;

     WHEREAS, Summit also desires to obtain the services of certain employees of, and consultants to, Cordillera under the terms of an employment agreement and consulting agreements, as applicable, as a condition to closing the Reorganization; and

    WHEREAS, Summit and Duke also desire to modify certain terms of the License Agreement between Duke University and Summit Medical Systems, Inc. dated December 29, 1995 (the "License Agreement"), to which Cordillera is a third party beneficiary, as a condition to closing the Reorganization.

          NOW, THEREFORE, for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.   CLOSING AND PURCHASE OF MEMBERSHIP UNITS.
     ----------------------------------------

     1.1 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Dorsey & Whitney LLP, in Minneapolis, Minnesota, on the 31st day of December, 1996 at 3:00 P.M. Minneapolis time (the "Closing Date").

     1.2   PURCHASE OF DR WARE'S MEMBER UNITS.  Subject to the terms and
           ----------------------------------
condition of this Agreement, on the Closing Date DR Ware shall sell to Summit, and Summit hereby agrees to purchase from DR Ware, 2,000 Member Units in Cordillera. In exchange for the Member Units, Summit shall pay to DR Ware compensation equal to One Hundred Dollars ($100.00) at the Closing.

2.   CANCELLATION OF DUKE'S OPTION AND EXISTING WARRANT.
     --------------------------------------------------

     2.1 CANCELLATION OF OPTION AND EXISTING WARRANT. Subject to the terms and conditions of this Agreement, as of the Closing Date Duke consents to the cancellation of (a) its Option granted pursuant to Section 4.2 of the Cordillera Agreement, and (b) that certain Warrant to subscribe for and purchase up to 200,000 shares of common stock of Summit, dated December 29, 1995 (the "Existing Warrant"), which was granted to Duke pursuant to Section 3.1 of the License Agreement. Duke warrants and represents to Summit that it has not, as of the Effective Date, exercised, assigned or otherwise transferred the Option or Existing Warrant, in whole or in part, nor will it do so prior to or on the Closing Date.

     2.2 ISSUANCE OF WARRANTS. On the Closing Date, Summit shall issue to Duke two (2) separate warrants (singly, "New Warrant" or collectively, "New Warrants") to subscribe for and purchase common stock of Summit up to the aggregate amount of 200,000 shares (the "Duke Shares"), subject to (a) the terms and conditions of the Investment and Registration Rights Agreement between Summit and Duke dated the Closing Date, and (b) the particular terms and conditions contained in each of the New Warrants.

     2.3 ENDOWMENTS. As further consideration for Duke's consent to the cancellation of the Option and Existing Warrant, Summit shall deliver to Duke on the Closing Date the total amount of Two Million Dollars ($2,000,000), which shall be used by Duke to endow a Chair and a Fellowship at Duke University in accordance with the terms contained in the forms attached hereto as Exhibit K.

3.   AMENDMENT TO SUBLICENSE AND DISTRIBUTION AGREEMENT.  Subject to the terms
     --------------------------------------------------
and conditions of this Agreement, Duke hereby waives its right to determine (in conjunction with Summit and Cordillera), pursuant to Section 9.3(f) of the Sublicense and Distribution Agreement between Summit and Cordillera dated December 29, 1995 (the "Sublicense Agreement"), the disposition of the residual rights and duties Cordillera has or may have with respect to the IP Rights (as defined in the Sublicense Agreement) as of the Closing Date and all times thereafter.

4.   CONDITIONS TO OBLIGATION TO CLOSE.
     ---------------------------------

     4.1 CONDITIONS TO OBLIGATION OF SUMMIT. The obligations of Summit to consummate the transactions to be performed in connection with the Closing is subject to satisfaction of the conditions set forth below:

     (a)   Receipt of the Existing Warrant from Duke prior to or at the Closing;

     (b) Receipt of an executed Amendment to the License Agreement from Duke prior to or at the Closing, a copy of which is attached hereto as Exhibit A;

     (c) Receipt of an executed Investment and Registration Rights Agreement from Duke prior to or at the Closing, a copy of which is attached hereto as Exhibit B;

     (d) Receipt of a copy of the Employment Agreement between Summit and Dr. Donald Fortin, executed by Dr. Fortin, prior to or at the Closing, a copy of which is attached hereto as Exhibit C;

     (e) Receipt of a copy of the Nonstatutory Stock Option Agreement between Summit and Dr. Donald Fortin, executed by Dr. Fortin, prior to or at the Closing, a copy of which is attached hereto as Exhibit D;

     (f) Receipt of a copy of the Consulting Agreement between Summit and Dr. Robert Califf, executed by Califf, prior to or at the Closing, a copy of which is attached hereto as Exhibit E;

     (g) Receipt of a copy of the Nonstatutory Stock Option Agreement between Summit and Dr. Robert Califf, executed by Dr. Califf, prior to or at the Closing, a copy of which is attached hereto as Exhibit F;

     (h) Receipt of a copy of the Consulting Agreement between Summit and Dr. Harry Phillips, executed by Dr. Phillips, prior to or at the Closing, a copy of which is attached hereto as Exhibit G;

     (i) Receipt of a copy of the Nonstatutory Stock Option Agreement between Summit and Dr. Harry Phillips, executed by Dr. Phillips, prior to or at the Closing, a copy of which is attached hereto as Exhibit H;

     (j) Written approval of the Managers of Cordillera to all transactions necessary to effectuate the Reorganization, including (a) an executed Amendment to the Cordillera Agreement, which shall permit the purchase of DR Ware's Member Units by Summit and make other changes to reflect Summit's sole ownership of Member Units in Cordillera, a copy of which is attached hereto as Exhibit I; (b) approval of the dissolution, winding up, and distribution of assets of Cordillera to Summit in accordance with the Delaware Limited Liability Company Act.

     (k) Receipt of a certificate from DR Ware at the Closing stating that its representations and warranties in Section 6 of this Agreement are true, complete and accurate as of the Closing Date;

     (l) Receipt of a certificate from Duke at the Closing stating that its representations and warranties in Section 8 of this Agreement are true, complete and accurate as of the Closing Date; and

     (m) Receipt of a certificate from Cordillera at the Closing stating that its representations and warranties in Section 9 of this Agreement are true, complete and accurate as of the Closing Date.

     4.2 CONDITIONS TO OBLIGATION OF DR WARE. The obligation of DR Ware to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     (a) Receipt of the compensation due from Summit for the Member Units, as provided in Section 1.2 above, at the Closing;

     (b) Receipt of a certificate from Summit at the Closing stating that its representations and warranties in Section 7 of this Agreement are true, complete and accurate as of the Closing Date;

     (c) Receipt of a certificate from Duke at the Closing stating that its representations and warranties in Section 8 of this Agreement are true, complete and accurate as of the Closing Date; and

     (d) Receipt of a certificate from Cordillera at the Closing stating that its representations and warranties in Section 9 of this Agreement are true, complete and accurate as of the Closing Date.

     4.3 CONDITIONS TO OBLIGATION OF DUKE. The obligation of Duke to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     (a) Receipt of the New Warrants representing the Duke Shares from Summit at the Closing, a copy of such New Warrants being attached hereto as Exhibit J;

     (b) Receipt of a certificate from DR Ware at the Closing stating that its representations and warranties in Section 6 of this Agreement are true, complete and accurate as of the Closing Date; and

     (c) Receipt of a certificate from Summit at the Closing stating that its representations and warranties in Section 7 of this Agreement are true, complete and accurate as of the Closing Date; and

     (d) Receipt of a certificate from Cordillera at the Closing stating that its representations and warranties in Section 9 of this Agreement are true, complete and accurate as of the Closing Date.

5.   WIND-UP AND TRANSFER OF CORDILLERA'S BUSINESS.  To effectuate the
     ---------------------------------------------
Reorganization, Summit may, at any time after the Closing Date, take any action (including executing and delivering any documents) in the name and on behalf of either Summit or Cordillera, and Cordillera hereby consents to Summit taking such actions, in order to carry out and effectuate the transactions contemplated by this Agreement. Duke and DR Ware shall require their respective Managers of Cordillera to vote for approval of all such actions by Summit or Cordillera, including approving Exhibit I hereto.

6.   REPRESENTATIONS AND WARRANTIES BY DR WARE. DR Ware hereby represents and
     -----------------------------------------
warrants to the parties hereto that:

     6.1 OWNERSHIP. DR Ware is the record and beneficial owner of 2,000 Member Units;

     6.2 ACTS AND PROCEEDINGS. This Agreement, and all actions taken by DR Ware as required hereunder, which DR Ware represents have been taken, have been duly authorized by all necessary action on the part of DR Ware, and this Agreement has been duly executed and delivered by DR Ware so that it is a valid and binding agreement of DR Ware;

     6.3 LIENS, ENCUMBRANCES ETC. The Member Units are not subject to, and will be delivered to Summit on the Closing Date free and clear of, any liens, encumbrances or other restrictions of any kind or nature, other than restrictions on transferability that are imposed by the federal Securities Act of 1933 (the "Securities Act") and applicable state securities laws;

     6.4 NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission by DR Ware, any right, interest or valid claim against Cordillera or Summit for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement; and

     6.5 NO CONFLICT. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of any judgment, decree, order or ordinance to which DR Ware is a party or by which DR Ware is bound, (ii) any material contract, agreement, note, mortgage, indenture, lease instrument, permit, franchise, license, obligation or commitment to which DR Ware is party or by which DR Ware, or any of its properties or assets may be bound or affected, or (iii) any statute, rule or governmental application applicable to DR Ware.

7.   REPRESENTATIONS OF SUMMIT.  Summit represents and warrants to the parties
     -------------------------
hereto that:

     7.1 ACTS AND PROCEEDINGS. This Agreement, and all actions taken by Summit as required hereunder, which Summit represents have been taken, have been duly authorized by all necessary action on the part of Summit, and this Agreement has been duly executed and delivered by Summit so that it is a valid and binding agreement of Summit;

     7.2 NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission by Summit, any right, interest or valid claim against Cordillera or Summit for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement;

     7.3 NO CONFLICT. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of any judgment, decree, order or ordinance to which Summit is a party or by which Summit is bound, (ii) any material contract, agreement, note, mortgage, indenture, lease instrument, permit, franchise, license, obligation or commitment to which Summit is party or by which Summit, or any of its properties or assets may be bound or affected, or (iii) any statute, rule or governmental application applicable to Summit; and

     7.4 ACCESS TO INFORMATION. Summit has made available to Duke at a reasonable time prior to the execution of this Agreement any additional information (which Summit possesses or can acquire without unreasonable effort or expense) as Duke has requested to verify the accuracy of information furnished to Duke in connection with this Agreement and the Duke Shares. There is no material fact not disclosed to Duke of which any officer or director of Summit is aware which materially affects adversely, or could reasonably be anticipated to materially affect adversely, Summit's business, including its operating results, assets, customer relations, employee relations and business prospects.

     7.5 CAPITAL STOCK. The authorized capital stock of Summit consists of 40,533,333 shares of capital stock, $.01 par value, of which 1,600,000 shares are designated as Series A Convertible Preferred Stock. As of the date hereof, 9,342,545 shares of Summit common stock, and no shares of Series A Convertible Preferred Stock, are issued and outstanding. All such outstanding shares of Summit common stock have been duly authorized and are validly issued, fully paid and nonassessable.

8.   REPRESENTATIONS OF DUKE.  Duke represents and warrants to the parties
     ------------------------
hereto that:

     8.1 OWNERSHIP. Duke has not exercised, transferred or assigned, in whole or in part, its rights granted under the Option or Existing Warrant;

     8.2 ACTS AND PROCEEDINGS. This Agreement, and all actions taken by Duke as required hereunder, which Duke represents have been taken, have been duly authorized by all necessary action on the part of Duke, and this Agreement has been duly executed and delivered by Duke so that it is a valid and binding agreement of Duke;

     8.3 LIENS, ENCUMBRANCES ETC. The Option and Existing Warrant are not subject to, and will be delivered to Summit on the Closing Date free and clear of, any liens, encumbrances or other restrictions of any kind or nature, other than restrictions on transferability that are imposed by the Securities Act and applicable state securities laws;

     8.4 NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission by Duke, any right, interest or valid claim against Cordillera or Summit for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement;

     8.5 NO CONFLICT. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of any judgment, decree, order or ordinance to which Duke is a party or by which Duke is bound, (ii) any material contract, agreement, note, mortgage, indenture, lease instrument, permit, franchise, license, obligation or commitment to which Duke is party or by which Duke, or any of its properties or assets may be bound or affected, or (iii) any statute, rule or governmental application applicable to Duke; and

     8.6 ACCESS TO INFORMATION. Duke acknowledges that Summit has made available to Duke at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of this Agreement and to obtain any additional information (which Summit possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to Duke in connection with the Duke Shares; and Duke has fully provided Summit with all information that Summit has requested from Duke.

9.   REPRESENTATIONS OF CORDILLERA.  Cordillera represents and warrants to the
     -----------------------------
parties hereto that:

     9.1 ACTS AND PROCEEDINGS. This Agreement, and all actions taken by Cordillera as required hereunder, which Cordillera represents have been taken, have been duly authorized by all necessary action on the part of Cordillera, and this Agreement has been duly executed and delivered by Cordillera so that it is a valid and binding agreement of Cordillera;

     9.2 NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission by Cordillera, any right, interest or valid claim against Cordillera or Summit for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement;

     9.3 NO CONFLICT. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of any judgment, decree, order or ordinance to which Cordillera is a party or by which Cordillera is bound, (ii) any material contract, agreement, note, mortgage, indenture, lease instrument, permit, franchise, license, obligation or commitment to which Cordillera is party or by which Cordillera, or any of its properties or assets may be bound or affected, or (iii) any statute, rule or governmental application applicable to Cordillera.

10.  MISCELLANEOUS.
     -------------

     10.1 AMENDMENTS. WAIVERS. ETC. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only in writing signed by all the parties.

     10.2 ASSIGNMENT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors and assigns. No party may assign this Agreement or any of its rights or obligations hereunder, in whole or in part, without the prior written approval of the other parties.

     10.3 SEVERABILITY. Any term or provision of this Agreement that is found to be invalid or unenforceable by a court of competent jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof.

     10.4 HEADINGS. The headings of the articles and sections of this Agreement have been inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement or constitute a part of this Agreement.

     10.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State or Minnesota, excluding its choice or law rules.

     10.6 COUNTERPARTS. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.7 ENTIRE AGREEMENT. This Agreement (including all attached Exhibits and the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements or representations between the parties, whether written or oral, to the extent they relate in any way to the subject matter hereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, as of the Effective Date.

DR WARE LLC                                  DUKE UNIVERSITY

By__________________________________         By_________________________________

Name________________________________         Name_______________________________

Title_______________________________         Title______________________________


CORDILLERA LLC                               SUMMIT MEDICAL SYSTEMS, INC.

By__________________________________         By_________________________________

Name________________________________         Name_______________________________

Title_______________________________         Title______________________________

                                   EXHIBIT A

                                   AMENDMENT

     THIS AMENDMENT is made and entered into as of December 31, 1996 (the "Effective Date"), by and between DUKE UNIVERSITY ("Duke"), a North Carolina not-for-profit corporation, having its principal office at Durham, North Carolina 27708, and SUMMIT MEDICAL SYSTEMS, INC. ("Summit"), a Minnesota corporation, having its principal offices at 10900 Red Circle Drive, Suite 100, Minneapolis, Minnesota 55343-9106.

                                   Recitals
                                   --------

     WHEREAS, Duke and Summit entered into a License Agreement dated December 29, 1995 (the "License Agreement"), pursuant to which Summit was granted an exclusive license to the Software and Derivative Works (as defined in the License Agreement), with a requirement to grant a sublicense to Cordillera LLC, a Delaware limited liability corporation ("Cordillera");

     WHEREAS, Summit has agreed to acquire Cordillera pursuant to a Reorganization Agreement of even date herewith (the "Reorganization Agreement"), by and among Summit, Cordillera, DR Ware L.L.C. and Duke, which provides for Summit's purchase of all other parties' member units, and options for member units, in Cordillera, and the wind-up and transfer of Cordillera's business to Summit (the "Reorganization");

     WHEREAS, as a result of the Reorganization, certain modifications to the License Agreement are required; and

     WHEREAS, Duke, Summit and the other parties to the Reorganization Agreement have agreed that execution of this Amendment by Summit and Duke is a condition of closing the Reorganization.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties do hereby agree:

1.   License Grant.  The first sentence of Section 2.1 of the License Agreement
     -------------
is modified by substituting the words "fully-paid" for "royalty-bearing".

2.   Sublicenses.  The second sentence of Section 2.2 of the License Agreement
     -----------
is deleted in its entirety. In addition, at the beginning of the third sentence of Section 2.2 in the License Agreement, the following clauses are deleted: "In addition, subject to the prior written consent of the Joint Venture,".

3.   Right of First Negotiation.  The right of first negotiation to New
     --------------------------
Technology granted to Summit pursuant to Section 2.7 of the License Agreement shall not extend to any data or databases collected with such New Technology; provided, however, that Duke acknowledges that Summit's license to the Duke Databank discussed in Section 2.6 of the License Agreement shall not in any way be affected by the foregoing.

4.   Running Royalties.  Duke and Summit acknowledge that, as of the Closing
     -----------------
Date (as that term is defined in the Reorganization Agreement), the license to the Software and Derivative Works granted to Summit in Section 2.1 of the Agreement is fully-paid and that no additional running royalties are due or payable to Duke, Cordillera or any other third party therefor. Accordingly, Sections 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8 and 3.10 of the License Agreement are deleted in their entirety.

5.   Infringement by Licensed Software.  The second sentence of Section 5.4 of
     ---------------------------------
the License Agreement is deleted in its entirety and replaced by the following:

     However, in the event there are no running royalties owed to Duke at the time of such a Legal Action, within a reasonable time Duke shall have the option of paying any sum owed to the third party due to such indemnification or, in lieu of such cash payment, of transferring to Summit the equivalent fair market value therefor in the form of (i) the New Warrants (issued pursuant to Section 2.2 of the Reorganization Agreement dated December 31, 1996 by and between Summit, Duke, Cordillera LLC and DR Ware LLC), or any portion thereof that has not been exercised by Duke, (ii) any Summit common stock received by Duke pursuant to its exercise of all or any portion of the New Warrants (the "Duke Securities") which Duke holds, or (iii) the net value realized by Duke for all or any portion of the New Warrants or the Duke Securities which Duke has assigned, sold or otherwise transferred to a third party. The fair market value of the New Warrants and Duke Securities transferred to Summit shall be determined as of the date liability is imposed on Duke under this Section 5.4. Notwithstanding the foregoing, Duke's indemnification obligation under this Section
     5.4 shall be limited to the total value of the New Warrants, including any Duke Securities received by Duke pursuant to its exercise thereof that are held by Duke, and the net value realized by Duke for any portion thereof assigned, sold or otherwise transferred to a third party.

In addition, the last sentence of Section 5.4(c) of the License Agreement is deleted in its entirety and replaced by the following:

     In the event there are no running royalties owed to Duke at the time of such a Legal Action, Duke shall transfer to Summit the equivalent fair market value of such license fee payment by Summit to the third party in the form of (i) the New Warrants, or any portion thereof that has not been exercised by Duke, (ii) any Duke Securities that Duke holds, or (iii) the net value realized by Duke for all or any portion of the New Warrants or the Duke Securities which Duke has assigned, sold or otherwise transfered to a third party. The fair market value of the New Warrants and Duke Securities transferred to Summit shall be determined as of the date liability is imposed on Duke under this
     Section 5.4.

6.   Reserved Duke Use Rights.  Duke's right to a royalty-free license to the
     ------------------------
Site-Specific Products granted in Section 6.3 of the License Agreement shall be modified to also include Summit's Crescendo product, including all commercially available derivative works and new versions thereof, regardless of whether Crescendo is part of Summit's Site-Specific Products or On-Line Products. Notwithstanding the foregoing, Duke shall be required to pay for all consulting, implementation or project management services related to Crescendo, which it requests from Summit, on terms as the parties may then mutually agree. Further, Duke shall use it best efforts to integrate Crescendo with all software and applications currently a part of, or added to, the Duke Medical Center computing systems, so as to ensure Crescendo's continued role as an integral part of the Duke Medical Center's computing systems.

7.   Termination.  Section 7.2(f) of the License Agreement is deleted in its
     -----------
entirety.

8.   Assumption of Obligations.  Summit shall assume all obligations and rights
     -------------------------
of Cordillera as expressly stated in the License Agreement, except the audit rights under Section 3.9 thereof which, as to Cordillera, shall be canceled.

9.   Effect of Amendment.  Except as expressly modified herein, the License
     -------------------
Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in duplicate as of the Effective Date.

DUKE UNIVERSITY                              SUMMIT MEDICAL SYSTEMS, INC.

By_________________________________          By_________________________________

Name_______________________________          Name_______________________________

Title______________________________          Title______________________________

___________________________________          ___________________________________

                                   EXHIBIT B

                 INVESTMENT AND REGISTRATION RIGHTS AGREEMENT


     THIS INVESTMENT AND REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 1996 (the "Agreement"), among Summit Medical Systems, Inc., a Minnesota corporation (the "Company"), and Duke University (the "University").

     WHEREAS, the Company has agreed to issue warrants, pursuant to those two New Warrants, dated December 31, 1996, which entitle the holder thereof to subscribe for and purchase shares of the Company's Common Stock (the "Shares"); and

     WHEREAS, the University may transfer the New Warrants or the Shares, subject to the terms and conditions of this Agreement, to other persons or entities (the "Subsequent Holders," and together with the University, the "Shareholders");

     WHEREAS, the New Warrants and Shares will be issued to the University without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the Company and the University desire to provide for compliance with the Securities Act and for the registration of the resale by the Shareholders of the Shares upon the terms and subject to conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.   Defined Terms.  Capitalized terms used but not defined in this
          -------------
Agreement shall have the meanings ascribed to such terms in the Reorganization Agreement or New Warrants, as appropriate.

     2.   Investment Representations of Shareholders.  Each Shareholder hereby
          ------------------------------------------
represents, warrants, acknowledges, covenants and agrees as follows: (i) the Shares are being acquired for the Shareholder's own account for investment purposes only and not with a view to any public resale, public distribution or public offering thereof within the meaning of the Securities Act or any state securities or "blue sky" law, except in compliance with the Securities Act or in reliance upon an exemption therefrom; (ii) the Shares have not been registered under the Securities Act or any state securities or "blue sky" law; (iii) the Shareholder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act or, if not, the Shareholder, either alone or with the Shareholder's purchaser representative, has such knowledge and experience in financial and business matters that the Shareholder is capable of evaluating the merits and risks of the prospective investment in the Shares and able to bear the economic consequences thereof;

(iv) in making the Shareholder's decision to invest in the Shares, the Shareholder has relied upon independent investigations made by the Shareholder and, to the extent believed by the Shareholder to be appropriate, the Shareholder's representatives, including the Shareholder's professional, tax and other advisors, and has not relied upon any representation or warranty from the Company, or any of its directors, officers, employees, agents, affiliates or representatives, with respect to the value of the Shares; (v) the Company has not made any representation, warranty, acknowledgement or covenant, in writing or otherwise, to the Shareholder regarding the tax consequences, if any, of the New Warrants or of the resale of the Shares by the Shareholder; (vi) the Shareholder and the Shareholder's representatives have been given a full opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms of the New Warrants, the Shareholder's investment in the Shares and the business of the Company and such other information as the Shareholder desires in order to evaluate an investment in the Shares, and all such questions have been answered to the full satisfaction of the Shareholder; (vii) the Shareholder has been furnished with all the Company books, records, documents and other information about the Company's assets, operations and business activities which the Shareholder has requested and which the Shareholder considers necessary or relevant to enable the Shareholder to make a prudent decision about the New Warrants; (viii) the Shareholder has evaluated the merits and risks of an investment in the Shares and has determined that the Shares are a suitable investment for the Shareholder in light of the Shareholder's overall financial condition and prospects; (ix) the Shareholder has been advised, and is aware, that the market prices of shares of stock of publicly traded companies fluctuate and that there can be no assurance as to the future performance of any given securities, including shares of Company Common Stock; and (x) the Shareholder has been furnished with all publicly available information about the Company's assets, operations and business activities which it has requested and which it considers necessary or relevant to enable it to make a decision about its acquisition of the Shares.

     3.   Restrictions on Transfer.
          ------------------------

     (a) Each Shareholder agrees that the Shareholder will not sell, assign, transfer or otherwise dispose (each, a "Transfer") of the Shares (or any interest therein) except upon the terms and conditions specified in this Agreement, and the Shareholder will cause any subsequent holder of Shares to agree to take and hold the Shares subject to the terms and conditions of this Agreement, if such Shares are required to include a legend pursuant to Section 3 hereof.

     (b) Each Shareholder agrees to deliver to the Company a notice of assignment stating the name, address, telephone number and fax number, if any, of the assignee and the name of any personal representative of the assignee, if any, and the date of such transfer (the "Notice of Assignment").

     (c) Each certificate representing the Shares issued to a Shareholder shall include a legend in substantially the following form; provided, however, that such legend shall not be required if a transfer is being made in connection with a sale of Shares registered under the Securities Act, or in connection with a sale in compliance with Rule 144 or, if applicable, Rule 145 under the Securities Act (each, a "Public Sale"), or if the opinion of counsel for the Company is to the further effect that neither such legend nor the restrictions on transfer in this Section 3 are required in order to ensure compliance with the Securities Act:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE INVESTMENT AND REGISTRATION RIGHTS AGREEMENT DATED AS OF DECEMBER 31, 1996 BETWEEN THE ISSUER AND THE INDIVIDUAL PARTY THERETO, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     (d) The restrictions set forth in this Section 3 shall terminate and cease to be effective with respect to any of the Shares (i) upon the sale of any such Shares, if such Shares have been registered under the Securities Act, (ii) upon receipt by the Company of an opinion of counsel reasonably acceptable to the Company, in form reasonably satisfactory to the Company, to the effect that compliance with such restrictions is not necessary to comply with the Securities Act with respect to the Transfer of such Shares, or (iii) upon the expiration of the three-year period referred to in Rule 144(k) under the Securities Act (as such Rule may be amended from time to time), if, pursuant to Rule 144(k), the Shareholder was not an "affiliate" of the Company at the time of the sale of the Shares and has not been an "affiliate" of the Company during the preceding three months.

     4.   Registration Under the Securities Act.
          -------------------------------------

     (a)  Required Registration.  If, at any time after the Company shall be
          ---------------------
eligible to file a registration statement on Form S-3 with the Securities and Exchange

Commission, the Company receives a written request therefor from Shareholders who are the holders of a majority of the Shares outstanding as of the time such notice is given, the Company shall prepare and file a registration statement under the Securities Act for the Shares which are the subject of such request and shall use its best efforts to cause such registration statement to become effective; provided, however, that the Company shall not be obligated to prepare and file such registration statement and/or may suspend the effectiveness of any registration statement for a period of not more than 90 days as deemed necessary
(i) by the Company or any underwriter in connection with the offering of shares of the Company's Common Stock, or (ii) by the Company if the Company is in possession of material information that has not been disclosed to the public and the Company reasonably deems disclosure of such information in a registration statement to be inadvisable. A Shareholder may require only two registrations of Shares pursuant to this Section 4 (a). In the event that the Shareholder determines for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and requests the Company to withdraw such registration statement, if theretofore filed with the Commission, with respect to the Shares covered thereby, and the Shareholder agrees to bear its own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Shares, then the Shareholder shall not be deemed to have exercised its right to require the Company to register Shares pursuant to this
Section 4.

     (b)  Incidental Registration.  Each time the Company shall determine to
          -----------------------
proceed with the actual preparation and filing of a registration (other than on Form S-4 or Form S-8) statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to all Shareholders. Upon the written request of a Shareholder given within 10 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Shares, the Shareholders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Shares to be so registered; provided, however, that (a) nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it, and (b) the rights pursuant to this subsection 4(b) shall not apply to the Company's first filing of a registration statement after the date hereof except as to a request to register up to 50,000 Shares made by Subsequent Holders. If any registration pursuant to this section shall be underwritten in whole or in part, the Company may require that the Shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Shares otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration. Those Shares which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

     (c)  Registration Procedures.  If the Company is required by the provisions
          -----------------------
of this Section 4 to register the Shares under the Securities Act, the Company will:

          (i) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities for a period of 12 months after the effective date of the registration statement, or such shorter period that shall terminate (i) when all the Shares covered by the registration statement have been sold or (ii) at any time when the Shareholders are entitled to sell the Shares without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation);

          (ii) use reasonable best efforts to prepare and file with the Commission such amendments to the registration statement and supplements to the prospectus contained therein as may be necessary;

          (iii) furnish to the Shareholders and to the underwriters of the securities being registered, if any, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Shareholders and such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (iv) use its best efforts to register or qualify the securities covered by the registration statement under such state securities or blue sky laws of such jurisdictions as the Shareholders may reasonably request and do any other things which may be necessary and advisable to enable the Shareholders to consummate the sale or other public disposition of the Shares in such jurisdictions, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (v) notify each Shareholder or Shareholder's counsel, if any, participating in such registration, promptly after it shall receive notice thereof, of the time when the registration statement has become effective or a supplement to any prospectus forming a part of the registration statement has been filed;

          (vi) notify each Shareholder or Shareholder's counsel, if any, promptly of any request by the Commission for the amending or supplementing of the registration statement or prospectus or for additional information;

          (vii) prepare and promptly file with the Commission and promptly notify each Shareholder or Shareholder's counsel, if any, of the filing of such amendment or supplement to the registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (viii) advise each Shareholder or Shareholder's counsel, if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (ix) use its best efforts to cause the Shares to continue to be authorized for listing on the Nasdaq National Market; and

          (x) prior to filing the registration statement, prospectus, or any amendment or supplement thereto, furnish to each Shareholder or Shareholder's counsel, if any, copies of such registration statement, prospectus, amendment, or supplement which is proposed to be filed, together with exhibits thereto by the foregoing.

     (d)  Expenses.  With respect to the registration of Shares, the Company
          --------
shall bear all costs and fees associated with the registration including, without limitation, the following fees, costs and expenses: all registration, filing and Nasdaq fees, printing expenses, fees and disbursements of Company counsel and accountants, all internal Company expenses, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, except as provided herein below. Fees and disbursements of counsel and accountants for each Shareholder, as well as underwriting discounts and commissions and transfer taxes for each Shareholder shall be borne by each Shareholder.

     (e)  Indemnification.
          ---------------

          (i) The Company will indemnify and hold harmless each Shareholder from and against any and all loss, damage, liability, cost and expense to which any Shareholder or any controlling person thereof may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance on information furnished by such Shareholder; provided, further, that the Company shall not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the final prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the final prospectus and such Shareholder or such Shareholder's agents thereafter fails to deliver such final prospectus as so amended or supplemented prior to or concurrently with the sale of the Shares covered by the registration statement to the person asserting such loss, damage, liability, cost or expense after the Company had furnished such Shareholder with a sufficient number of copies of the final prospectus as so amended or supplemented in a manner and at a time sufficient to permit delivery of the same by such Shareholder.

          (ii) Each Shareholder will indemnify and hold harmless the Company and any controlling person thereof from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person thereof may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance on and with information furnished by such Shareholder.

          (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     (f)  Sales Through Market Makers.  Each Shareholder agrees that, for a
          ---------------------------
period of two years from the date hereof, such Shareholder will not sell any Shares except through registered market makers in the Company's Common Stock on the Nasdaq National Market; provided, however, that the terms of any such sale shall not be any less favorable than provided to Summit's executive officers.

     5.   Rule 144.  the Company shall comply with the requirements of Rule
          --------
144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Shareholder to sell Shares without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation). Upon the request of any Shareholder, the Company will deliver to such Shareholder a written statement as to whether it has complied with such requirement.

     6.   Amendments and Waivers.  This Agreement may be amended or modified and
          ----------------------
the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, modification, action or omission to act, of the Shareholder or Shareholders of at least 75% of the Shares as of the date such consent is given. Each Shareholder shall be bound by any consent authorized by this Section 6, whether or not any Shares shall have been marked to indicate such consent.

     7.   Nominees for Beneficial Owners.  In the event that any Shares are held
          ------------------------------
by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Shareholder for purposes of any request or other action by the Shareholders pursuant to this Agreement. If the beneficial owner of any Share so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Shares.

     8.   Notices.  Any notice or communication required or permitted hereunder
          -------
shall be in writing and either delivered personally, telegraphed or telecopied or sent by overnight courier, or by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally or by courier, telegraphed or telecopied, or, if mailed, five business days after the date of mailing to the following address or telecopy number, or to such other address or addresses as such person may subsequently designate by notice given hereunder:

     (a)  if to the Company, to:

               Summit Medical Systems, Inc.
               Suite 100
               10900 Red Circle Drive
               Minneapolis, Minnesota  55343-9106
               Telephone:  (612) 939-2200
               Facsimile:   (612) 939-2799
               Attention:  Anthony W. Rees
          with a copy to:

               Dorsey & Whitney P.L.L.P.
               220 South Sixth Street
               Minneapolis, Minnesota  55402-1498
               Telephone:  (612) 343-7962
               Facsimile:   (612) 340-8738
               Attention:  Jonathan B. Abram


     (b)  if to the University, to:

               Duke University
               Room M100 Davison Building
               Duke South Hospital
               Duke University Medical Center
               Durham, North Carolina 27710
               Telephone:   (919) 684-3628
               Facsimile:  (919) 684-8874
               Attention:  Robert L. Taber

          with a copy to:

               Duke University
               Office of University Counsel
               011 Allen Building
               Durham, North Carolina
               Telephone:  (919) 684-3955
               Facsimile:  (919) 684-8725

     (c) if to any Shareholder other than the University, to such address designated in the most recent Notice of Assignment relating to the assignment of Shares to such Shareholder.

     9.   Company to Retain Copy.  A copy of this Agreement, including all
          ----------------------
Exhibits hereto, shall be filed with the Company, and the Company shall make it available to the Shareholders at all reasonable times during normal business hours.

     10.  Entire Agreement.  This Agreement (together with the Reorganization
          ----------------
Agreement and the New Warrants) represents the entire agreement and understanding among the Company and the other parties to this Agreement in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or in the Reorganization Agreement and the New Warrants, with respect to the registration rights granted by the Company with respect to the Shares. This Agreement, the Reorganization Agreement and the New Warrants supersede all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

     11.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the internal laws of the State of Minnesota (other than its rules of conflicts of laws to the extent the application of the laws of another jurisdiction would be required thereby).

     12.  Severability.  If any provision of this Agreement or the application
          ------------
thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     13.  Arbitration.  Any controversy or claim arising out of or relating to
          -----------
this Agreement or the formation, breach or interpretation hereof, will be settled by arbitration before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Minneapolis, Minnesota. Judgment upon the award rendered by the arbitration may be entered and enforced in the court with jurisdiction over the appropriate party. All controversies not subject to arbitration or contesting any arbitration will be litigated in the State of Minnesota, Hennepin County District Court or a federal court in the State of Minnesota (and each of the parties hereto hereby consent to the exclusive jurisdiction of such courts and waive any objections thereto).

     14.  Miscellaneous.  The headings in this Agreement are for purposes of
          -------------
reference only and shall not limit or otherwise affect the meaning of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

     15.  Transfer of Registration Rights.  The rights contained in Section 4
          -------------------------------
hereof to cause the Company to register the Shares may be assigned or otherwise conveyed to a transferee or assignee of Shares who shall be considered a "Subsequent Holder" for purposes of Section 4.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                             SUMMIT MEDICAL SYSTEMS, INC.



                             By ________________________________
                                Name:
                                Title:

                             DUKE UNIVERSITY



                             By ________________________________
                                Name:
                                Title:

_______________________________________________________________________

                                   EXHIBIT C

                             EMPLOYMENT AGREEMENT

          AGREEMENT, dated December 31, 1996 (the "Effective Date"), by and between Summit Medical Systems, Inc., a Minnesota corporation ("Summit") and Donald F. Fortin, M.D., an individual resident of the state of North Carolina ("Executive").

          WHEREAS, Executive has heretofore been employed as an executive officer of Cordillera, LLC, a Delaware limited liability corporation (the "Company");

          WHEREAS, Summit has agreed to acquire the Company pursuant to a Reorganization Agreement of even date herewith (the "Reorganization Agreement") by and among Summit, Company, DR Ware LLC and Duke University, which provides for the purchase by Summit of all other parties' member units, and options for member units, in Company, and the wind-up and transfer of the Company's business to Summit (the "Reorganization");

          WHEREAS, the parties to the Reorganization Agreement have agreed that execution of this Agreement is a condition of closing the Reorganization; and

          WHEREAS, the Summit desires to retain the services of Executive subsequent to the consummation of the Reorganization, and Executive desires to be employed by the Summit, on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the respective covenants and commitments of Summit and Executive set forth below, and as an inducement to Summit to consummate the Reorganization, the Executive and Summit hereby agree as follows:

          1.   Employment.  Summit hereby employs Executive, and Executive
               ----------
accepts such employment and shall perform services for Summit, for the period and upon the other terms and conditions set forth in this Agreement.

          2.   Term.  Unless terminated at an earlier date in accordance with
               ----
Section 9 of this Agreement, the term of Executive's employment hereunder shall commence on the Effective Date and shall extend for a continuous period until four (4) years from the date thereof. Thereafter, the terms of this Agreement shall be extended for successive one year periods unless Summit or Executive objects to such extension by written notice to the other party at least ninety
(90) days prior to the expiration of such initial term or any extension thereof.

--------------------------------------------------------------------------------

          3.   Position and Duties.
               -------------------

               3.1  Service with Summit.  During the term of this
                    -------------------
Agreement, Executive agrees to serve as Vice-President and Chief Scientific Officer of Summit and to perform such employment duties, consistent with such position, as Summit shall reasonably assign to him from time to time.

               3.2  Performance of Duties.  Executive agrees to serve
                    ---------------------
Summit faithfully and to the best of his ability and, except as provided in
Section 3.3 below, to devote his full time, attention and efforts to the business and affairs of Summit during the term of his employment. Executive hereby confirms that he is under no contractual commitments inconsistent with his obligations set forth in this Agreement and that, during the term of his employment, except as provided in Section 3.3 below, he shall not render or perform any services for any other corporation, firm, entity or person which are inconsistent with the provisions of this Agreement or which would otherwise impair his ability to perform his duties hereunder.

               3.3  Other Employment.  Summit acknowledges and agrees that
                    ----------------
Executive shall continue to be employed at Duke University or a practice group affiliated therewith for one (1) day per week.

          4.   Compensation.
               ------------

               4.1  Base Salary.  As base compensation for all services to
                    -----------
be rendered by Executive under this Agreement during the term of this Agreement, Summit shall pay to Executive an annual salary of One Hundred Fifty Thousand Dollars ($ 150,000) in accordance with normal payroll procedures and policies.

               4.2  Incentive Compensation.  Executive shall be entitled to
                    ----------------------
participate in such bonus or incentive compensation plans as may be established by Summit's Board of Directors from time to time for Summit's executive level employees.

               4.3  Option.  On the Closing Date (as defined in the
                    ------
Reorganization Agreement), Summit shall grant to Executive a nonstatutory stock option (the, "Option") to subscribe for and purchase common stock of Summit up to the aggregate amount of 300,000 shares, subject to the terms and conditions of the Nonstatutory Stock Option Agreement between Summit and the Executive of even date herewith.

               4.4  Participation in Benefit Plans.  During the term of
                    ------------------------------
Executive's employment by Summit, Executive shall be entitled to receive such life, disability, medical, dental and other insurance coverage as are being provided by

Summit to its executive level employees from time to time to the extent that Executive's age, position or other factors qualify him for such fringe benefits.

Nothing in this Agreement is intended to or shall in any way restrict Summit's right to amend, modify or terminate any of its benefit plans during the term of Executive's employment.

               4.5  Expenses.   In accordance with Summit's normal policies
                    --------
for expense verification, Summit shall pay or reimburse Executive for all reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties under this Agreement, subject to the presentment of appropriate documentation in accordance with Summit's normal policy for expense verification.

               4.6  Signing Bonus.  Summit agrees to pay Executive a signing
                    -------------
bonus on January 2, 1997, in the amount of $129,371.

          5.   Confidential Information.  Except as permitted or directed
               ------------------------
by Summit, during the term of this Agreement or at any time thereafter, Executive shall not divulge, furnish or make accessible to anyone or use in any way (other than in the ordinary course of the business of Summit) any confidential or secret knowledge or information of Company, Summit or Summit Affiliates which Executive has acquired or become acquainted with prior to the term of this Agreement while working for the Company, or shall acquire or become acquainted with during the term of this Agreement in the course of Executive' employment, whether or not during regular working hours, in each case, whether developed by himself or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, plans, algorithms, software, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of Summit or of any Summit Affiliate, any customer or supplier lists of Summit or of any Summit Affiliate, any confidential or secret development or research work of Summit or of any Summit Affiliate, or any other confidential information or secret aspects of the business of Summit or any Summit Affiliate. As used herein, "Summit Affiliate" shall mean any entity that controls or is controlled by Summit, with "control" meaning the ownership of 50% or more of the voting securities in such entity. Executive acknowledges that the above-described knowledge or information constitutes a unique and valuable asset of Summit and of the respective Summit Affiliates and represents a substantial investment of time and expense by Summit and the Summit Affiliates and that any disclosure or other use of such knowledge or information other than for the sole benefit of Summit or of any Summit Affiliate would be wrongful and would cause irreparable harm to Summit or such Summit Affiliate. Both during and after the term of this Agreement, Executive shall not intentionally act in any manner that is reasonably likely to reduce the value of such knowledge or information to Summit or any Summit Affiliate. The foregoing obligations of confidentiality shall not apply to any knowledge or information that (a) is at the time acquired by Executive, or thereafter becomes, a part of the public domain other than through the act or omission of Executive, (b) is provided by Summit or any Summit Affiliate to a third party without any obligation of confidentiality, or (c) is required by law to be disclosed.

          6.   Ventures.  If, during the term of Executive's employment
               --------
pursuant to this Agreement, Executive is engaged in or associated with the planning or implementing of any project, program or venture involving Summit and a third party or parties, all rights in such project, program or venture shall belong to Summit. Except as formally approved by Summit's Board of Directors, Executive shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the salary to be paid to Executive as provided in this Agreement.

          7.   Intellectual Property.
               ---------------------

               7.1  Assignment.  Executive hereby assigns to Summit, to the
                    ----------
extent such rights are not already owned by the Company or Summit, (a) all tangible embodiments of and intellectual property rights in developments made or conceived by Executive in the course of his employment solely or in collaboration with others during his employment at Company, and (b) all intellectual property rights in developments made or conceived by Executive in the course of his employment solely or in collaboration with others during the term of his employment by Summit. Executive further agrees that all copyrightable works made by Executive for Summit shall be considered "works made for hire" for the benefit of Summit and, to the extent not qualifying as "works made for hire," all rights in such copyrightable works are hereby assigned to Summit. Executive shall disclose promptly and fully to Summit all developments owned by Summit under this Agreement. Executive warrants that his rights in developments assigned to Summit by this Agreement have not been previously licensed, pledged, assigned or encumbered by Executive other than as may have been assigned to the Company.

               7.2  Records.  Executive shall keep complete and accurate
                    -------
accounts, notes, data and records of all developments in the manner and form reasonably requested by Summit. Such accounts, notes, data and records shall be the property of Summit, and, upon request by Summit, Executive shall promptly surrender the same to it or, if not previously surrendered upon its request or otherwise, Executive shall surrender the same, and all copies thereof, to Summit upon the conclusion of his employment.

          8.   Non-competition and Non-solicitation Covenants.
               ----------------------------------------------

               8.1  Agreement Not to Compete.  Executive agrees that during
                    ------------------------
the term of his employment by Summit and for eighteen (18) months thereafter (whether termination of employment is with or without cause, or whether it is occasioned by Executive or Summit)(the "Restricted Period"), he shall not, directly or indirectly, engage in competition with Summit or any Summit Affiliate in any manner or capacity (e.g. as an adviser, principal, agent, partner, officer, director, stockholder employee, member of an association or otherwise) in any phase of the business which Summit or any Summit Affiliate is conducting during the term of this Agreement or any extensions thereof. Notwithstanding the foregoing, Summit acknowledges and agrees that none of the following shall constitute a breach of this Section 8.1: (a) Executive's employment at Duke University, in any capacity; (b) Executive's practice of medicine, in any capacity; or (c) Executive's performance of services, in any capacity, for any healthcare system, managed care system, insurer, or other entity engaged in the provision or management of healthcare services, so long as such entity does not market, license or sell, or develop with a view toward marketing, licensing or selling, to any third party, other than its own members or constituents, products or services competitive with those marketed, licensed or sold by Summit or any Summit Affiliates.

               8.2  Geographic Extent of Covenant.  The obligations of
                    -----------------------------
Executive under Section 8.1 shall apply to all markets, domestic or foreign, in which Summit or any Summit Affiliate has engaged in business during the term of this Agreement or any extensions thereof, through production, promotional sales or marketing activities or has otherwise established substantial goodwill, business reputation or any customer or supplier relationships.

               8.3  Non-solicitation; Non-hire and Non-interference. During the
                    -----------------------------------------------
 term of this Agreement and for the Restricted Period, Executive shall not (a) induce or attempt to induce any employee of Summit or of any Summit Affiliate to leave the employ of Summit or such Summit Affiliate, respectively, or in any way interfere adversely with the relationship between any such employee and Summit or such Summit Affiliate, (b) induce or attempt to induce any employee of Summit or of any Summit Affiliate to work for, render services or provide advice to or supply confidential business information or trade secrets of Summit or any Summit Affiliate to any third person, firm or corporation, (c) employ, or otherwise pay for services rendered by, any employee of Summit or any Summit Affiliate in any business enterprise with which Executive may be associated, connected or affiliated, or (d) induce or attempt to induce any customer, supplier, licensee, licensor or other business relation of Summit or of any Summit Affiliate to cease doing business with the Company or such Summit Affiliate, respectively, or in any way interfere with the relationship between any such customer, supplier, licensee, licensor or other business relation and the Summit or such Summit Affiliate.

               8.4  Indirect Competition or Solicitation.  Executive agrees
                    ------------------------------------
that, during the term of this Agreement and the period covered by Sections 8.1 or 8.3 hereof, he shall not, directly or indirectly, assist or encourage any other person in carrying out, directly or indirectly, any activity that would be prohibited by the provisions of Sections 8.1 or 8.3 if such activity were carried out by Executive, either directly or indirectly; and, in particular, Executive agrees that he shall not, directly or indirectly, induce any employee of Summit or of any Summit Affiliate to carry out, directly or indirectly, any such activity.

          9.   Termination.
               -----------

               9.1  Grounds for Termination.  This Agreement shall terminate
                    -----------------------
 prior to the expiration of the initial term set forth in Section 2 or any extension thereof in the event that at any time during such initial term or any extension thereof:

               (a)  Executive dies; or

               (b) Executive becomes disabled (as defined below), so that he cannot perform the essential functions of his position with reasonable accommodation; or

               (c) The Board of Directors of Summit elects to terminate this Agreement for "cause" and notifies Executive in writing of such election; or

               (d) The Board of Directors of Summit elects to terminate this Agreement without "cause" and notifies Executive in writing of such election; or

               (e) Executive elects to terminate this Agreement and notifies Summit in writing of such election.

Any such termination shall be effective immediately.

               9.2  "Cause" Defined.
                    ---------------

               (a) Executive has breached in any material respect the provision of Sections 5, 6, 7 or 8 of this Agreement in any material respect and has failed to cure such breach within thirty
                    (30) days after written notice thereof to Executive; or

               (b) Executive has engaged in willful and material misconduct, including willful and material failure to perform Executive's duties as an officer or employee of Summit and has failed to "cure" such default within thirty (30) days after receipt of written notice of default from the President of Summit; or

_______________________________________________________________________________

               (c) Executive has committed material fraud, misappropriation or embezzlement in connection with Summit's business; or

               (d) Executive has been convicted or has pleaded nolo contendere to criminal misconduct (except for parking violations and occasional minor traffic violations); or

               (e) Executive's use of narcotics, liquor or illicit drug has a materially detrimental effect on the performance of his employment responsibilities, as reasonably determined by Summit's Board of Directors.

          In the event that Summit terminates Executive's employment for "cause" pursuant to subsection 9.1(c) and Executive objects in writing to the Board's determination that there was proper "cause" for such termination within thirty
(30) days after Executive is notified of such termination, the matter shall be resolved by arbitration in accordance with the provisions of Section 10.1. If Executive fails to object to any such determination of "cause" in writing within such thirty (30) day period, he shall be deemed to have waived his right to object to that determination. If such arbitration determines that there was not proper "cause" for termination, such termination shall be deemed to be a termination pursuant to Subsection 9.1(d) and Executive's sole remedy shall be to receive the wage continuation benefits contemplated by Section 9.6.

               9.3  Effect of Termination  Notwithstanding any termination
                    ---------------------
of this Agreement, the parties hereto shall remain bound by the provisions of this Agreement which specifically relate to periods, activities or obligations upon, or subsequent to, the termination of Executive's employment.

               9.4  "Disability" Defined.  For the purposes of this
                    --------------------
Agreement, the term "disability" shall mean the physical or mental illness or disability of the Executive, which renders him unable to perform his duties hereunder for a period of at least two consecutive months or for shorter periods totaling more than ninety (90) days during any 365 day period.

               9.5  Surrender of Records and Property.  Upon termination of
                    ---------------------------------
his employment with Summit, Executive shall deliver promptly to Summit all records, manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, software, algorithms, reports, data, tables, calculations and all other information, or copies thereof, which are the property of Summit or any Summit Affiliate, or which relate in any way to the business, products, practices or techniques of Summit or any Summit Affiliate, and all other property, trade secrets and confidential information of Summit or any Summit Affiliate, including, but not limited to, all documents which in whole or in part contain any trade secrets or confidential information of Summit or any Summit Affiliate, which in any of these cases are in his possession or under his control.

               9.6  Wage Continuation.  If Executive's employment by Summit
                    -----------------
is terminated pursuant to Subsection 9.1(d), Summit shall continue to pay to Executive his base salary and shall continue to provide health insurance benefits for Executive for eighteen (18) months following termination of this Agreement. If this Agreement is terminated pursuant to subsection 9.1(a), 9.1(b), 9.1(c) or 9.1(e), Executive's right to base salary and benefits shall immediately terminate, except as may otherwise be required by applicable law.

          10.  Settlement of Disputes.
               ----------------------

               10.1  Arbitration.  Except as provided in Section 10.2, any
                     -----------
claims or disputes of any nature between Summit and Executive arising from or related to the performance, breach, termination, expiration, application, or meaning of this Agreement or any matter relating to Executive's employment and the termination of that employment by Summit shall be resolved exclusively by arbitration in Durham, North Carolina, in accordance with the applicable rules then obtaining of the American Arbitration Association. The fees of the arbitrator(s), reasonable attorneys' fees and other costs incurred by Executive and Summit in connection with such arbitration shall be recovered by the prevailing party in such arbitration.

               The decision of the arbitrator(s) shall be final and binding upon both parties. Judgment of the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. In the event of submission of any dispute to arbitration, each party shall, not later than thirty (30) days prior to the date set for hearing, provide to the other party and to the arbitrator(s) a copy of all exhibits upon which the party intends to rely at the hearing and a list of all persons each party intends to call at the hearing.

               10.2  Resolution of Certain Claims - Injunctive Relief.
                     ------------------------------------------------
Section 10.1 shall have no application to claims by Summit asserting a violation of Sections 5, 6, 7, 8 or 9.5 or seeking to enforce, by injunction or otherwise, the terms of Sections 5, 6, 7, 8 or 9.5. Such claims may be maintained by Summit in a lawsuit subject to the terms of Section 10.3. Executive agrees that, in addition to, but not to the exclusion of, any other available remedy, Summit shall have the right to enforce the provisions of Sections 5, 6, 7, 8 and
9.5 by applying for and obtaining temporary and permanent restraining orders or injunctions from a court of competent jurisdiction subject to filing a bond therefor, and the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs in any action related to enforcement of the provisions of Sections 5, 6, 7, 8 and 9.5.

               10.3  Venue.  Any action or proceeding arising under Section
                     -----
10.2 of this Agreement shall be litigated only in the federal or state courts located in the State of Minnesota, County of Hennepin. Executive agrees such a venue is reasonable and convenient and waives any right the Executive may have to transfer or change the venue of any litigation brought against Executive by Summit pursuant to such Section 10.2.

               10.4  Severability.  To the extent any provision of this
                     ------------
Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

          11.  Miscellaneous.
               -------------

               11.1  Governing Law.  This Agreement is made under and shall
                     -------------
be governed by and construed in accordance with the laws of the State of Minnesota, excluding its choice of law rules.

               11.2  Prior Agreements.  This Agreement (including the
                     ----------------
Options and Stock Option Agreement) contains the entire agreement of the parties relating to the employment of Executive by Summit and the ancillary matters discussed herein and supersedes all prior agreements and understandings with respect to such matters, whether oral or written, and the parties hereto have made no agreements, representations or warranties relating to such employment or ancillary matters which are not set forth herein.

               11.3  Withholding Taxes.  Summit may withhold from any
                     -----------------
benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

               11.4  Amendments.  No amendment or modification of this
                     ----------
Agreement shall be deemed effective unless made in writing and signed by the both Executive and Summit.

               11.5  No Waiver.  No term or condition of this Agreement
                     ---------
shall be deemed to have been waived, nor shall there be any estoppel to enforce any provisions of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

               11.6  Assignment.  The rights and duties of Executive under
                     ----------
this Agreement are personal and may not be assigned, in whole or in part, without the written consent of Summit, in its sole discretion. Subject to the foregoing, this

Agreement shall be binding upon and inure to the benefit of, and be enforceable against, the parties hereto and any permitted assignees or successors.

               11.7  Counterparts.  This Agreement may be simultaneously
                     ------------
executed in any number of counterparts, and such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

               11.8  Captions and Headings.  The captions and paragraph
                     ---------------------
headings used in this Agreement are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

               11.9  Notices.  All notices and other communications
                     -------
hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, or sent by express courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change or address shall be effective only upon receipt thereof):

               If to Summit, addressed to:

               Summit Medical Systems, Inc.
               10900 Red Circle Drive, Suite 100
               Minneapolis, Minnesota  55343-9106.
               Fax:   (612) 939-2790
               Attn: Chief Financial Officer

               If to Fortin, addressed to:

               Donald F. Fortin, M.D.
               6330 Quadrangle Drive, Suite 300
               Durham, North Carolina 27514
               Fax:(919)419-9555
                   -


               IN WITNESS WHEREOF, Executive and Summit have executed this Agreement as of the Effective Date.

                                    SUMMIT MEDICAL SYSTEMS, INC.

___________________________         By_________________________

Donald F. Fortin, M.D.
                                    Name_______________________

                                    Title______________________
_______________________________________________________________

                                   EXHIBIT D

                          SUMMIT MEDICAL SYSTEMS INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT

     This Nonstatutory Stock Option Agreement is made this 31st day of December 1996 (the "Effective Date"), by and between Summit Medical Systems, Inc. (the "Company") and Donald F. Fortin, M.D. (the "Employee").

     WHEREAS, the Company and Employee desire to enter into an Employment Agreement of even date herewith (the "Employment Agreement"), pursuant to which Employee would serve as Vice-President and Chief Scientific Officer of the Company; and

     WHEREAS, an option to purchase shares of the Company's common stock is an essential inducement for Employee to enter into the Employment Agreement.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. Grant of Option.  The Company hereby grants to the Employee an option (the
   ---------------
"Option") to purchase 300,000 shares of the Company's Common Stock on the terms and conditions set forth herein.

2. Purchase Price.  The purchase price of the Company's Common Stock shall be
   --------------
$7.50 per share (subject to adjustment as noted below).

3. Nonstatutory Option.  The Option is not intended to be an incentive stock
   -------------------
option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

4. Exercise.  The holder hereof may exercise this Option for up to 300,000
   --------
shares of the Company's Common Stock in cumulative installments, each exercisable in whole or in part, at any time from the date first exercisable up to ten (10) years from the Effective Date (the "Expiration Date"), as follows:

Number of shares as to
Date First Exercisable                      which Option is exercisable
----------------------                      ---------------------------

Effective Date                                            45,000
December 31, 1997                                         85,000
December 31, 1998                                         85,000

________________________________________________________________________________

December 31, 1999                                         85,000

The Option may be exercised only while the Employee is actively employed by the Company, or alternatively as provided in Section 6, dealing with termination of employment.

5. Transferability. This Option is not transferable except by will or the laws
   ---------------
of descent and distribution, or with the prior written consent of the Company.

6. Termination of Employment.  The holder hereof shall have the right to
   -------------------------
exercise the Option only to the extent of the full number of shares of the Company's Common Stock the Employee was entitled to purchase under the Option on the effective date of termination of the Employment Agreement; provided, however, that if Employee's employment with the Company terminates due to Employee's death, disablement or without cause in accordance with Sections 9.1(a), (b) or (d), respectively, of the Employment Agreement, the Option shall be exercisable as to all 300,000 shares of the Company's Common Stock immediately upon the effective date of such termination, notwithstanding Section 4 above. In the event of termination of Employee's employment with the Company for any and all reasons, the Option may be exercised by the holder hereof until the Expiration Date, subject to the extent provided in this Section 6.

7. Service.  This Agreement shall in no way restrict the right of the Company or
   -------
Summit Affiliate to terminate Employee's employment at any time.

8. Method of Exercise.  The Option may be exercised, subject to the terms and
   ------------------
conditions of this Agreement by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment by check (bank check, certified check or personal check) or by delivery to the Company for cancellation shares of Common Stock having a Market Price (defined in Section 11(f) below) equal to the full purchase price of the shares to be issued on the date the notice of exercise is received by the Company, and in the event of an exercise by an executor or administrator or other person authorized under Section 5, appropriate proof of the right of such person to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the holder hereof as soon as practicable after receipt of the notice.

9. Withholding. In any case where withholding is required or advisable under
   -----------
federal, state or local law in connection with any exercise by the Employee hereunder, Employee may elect to (i) authorize the Company to withhold appropriate amounts from amounts payable to the Employee, (ii) remit to the Company an amount equal to such appropriate withholding, or (iii) have the

Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a Market Price equal to the amount of such appropriate withholding.

10. Registration.  Company shall use commercially reasonable efforts to register
    ------------
the shares of Common Stock that Employee obtains pursuant to an exercise of the Option on a registration statement on Form S-8 (or any successor form) and the Company shall use commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as any portion of the Option remains exercisable by Employee hereunder.

11. Anti-Dilution Adjustments.  The above provisions are, however, subject to
    -------------------------
the following:

(a) The purchase price set forth in Section 2 above shall, from and after the date of issuance of this Option, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the purchase price, the holder hereof shall thereafter be entitled to purchase, at the purchase price resulting from such adjustment, the number of shares obtained by multiplying the purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the purchase price resulting from such adjustment.

(b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, including any dividend declared to effect a subdivision of the outstanding shares of Common Stock, the purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the purchase price in effect immediately prior to such combination shall be proportionately increased.

(c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Option and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder hereof to the end that the provisions hereof (including without limitation provisions for adjustments of the purchase price and of the number of shares purchasable upon the exercise of this Option) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

(d) Upon any adjustment of the purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Option at the address of such holder as shown on the books of the Company, which notice shall state the purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(e) If any event occurs as to which the other provisions of this Section 11 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Option or of Common Stock in accordance with the essential intent and principles of such provisions, then this Option shall be adjusted in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

(f) No fractional shares of Common Stock shall be issued upon the exercise of this Option, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the date of the written notice of exercise required by Section 8 above. "Market Price" for purposes of this Section 11(f), Sections 8 and 9 hereof, and for the purpose of determining the option purchase price shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the Nasdaq National

Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 5 consecutive business days prior to the date as of which "Market Price" is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the "Market Price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

12.  Common Stock.  As used herein, the term "Common Stock" shall mean and
    -------------
include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Option shall include shares designated as Common Stock of the Company on the date of original issue of this Option or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 11(c) above.

13. No Voting Rights.  This Option shall not entitle the holder hereof to any
    ----------------
voting rights or other rights as a shareholder of the Company.

14. Optional Conversion.
    -------------------

(a) In addition to and without limiting the rights of the holder of this Option under the terms of this Option, such holder shall have the right (the "Conversion Right") to convert this Option or any portion thereof into shares of Common Stock as provided in this Section 14 at any time from and after the Effective Date and to and including the Expiration Date, subject to the restrictions set forth in Section 4. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Option (the "Converted Option Shares"), the Company shall deliver to the holder of this Option, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Option Shares by the Market Price of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Option Shares shall be determined by subtracting the aggregate option purchase price of the Converted Option Shares from the Market Price of the Converted Option Shares. Notwithstanding anything in this Section 14 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Option Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Option an amount in cash equal to the fair market value of the resulting fractional share.

(b) The Conversion Right may be exercised by the holder of this Option by the surrender of this Option at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Option which are being surrendered (referred to in paragraph (a) above as the Converted Option Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Option together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new option evidencing the shares remaining subject to this Option, shall be issued as of the Conversion Date and shall be delivered to the holder of this Option within 7 days following the Conversion Date.

15. Governing Law.  All questions concerning this Option will be governed and
    -------------
interpreted and enforced in accordance with the internal law of the State of Minnesota without regard for principles of conflict of law.

                                        SUMMIT MEDICAL SYSTEMS, INC.


ACCEPTED:                               By____________________________

                                        Its___________________________
_________________________
Donald F. Fortin, M.D.
________________________________________________________________________________

                         SUMMIT MEDICAL SYSTEMS, INC.
                         ----------------------------

                      NOTICE OF EXERCISE OF STOCK OPTION
                      ----------------------------------


To:                                     Board of Directors
                                        SUMMIT MEDICAL SYSTEMS, INC.

                                        I hereby exercise my Option dated
__________ to purchase _____ shares of $.01 par value common stock of the Company at the option exercise price of $__________ per share. Enclosed is a certified or cashier's check in the total amount of $__________, or payment in such other form as the Company has specified.


                                        I request that my shares be issued in
my name as follows:

                                        _______________________________________
               (Print your name in the form in which you wish to
                          have the shares registered)
                                            ___________________________________
                            (Social Security Number)
                                            ___________________________________
                              (Street and Number)
                                            ___________________________________
                                           (City)           (State)  (Zip Code)

                                           Dated:  __________, 19__.
                                           Signature:__________________________

_______________________________________________________________________________

                                   EXHIBIT E

                             CONSULTING AGREEMENT

          CONSULTING AGREEMENT is made and entered into as of the 31st day of December, 1996 (the "Effective Date"), by and between Summit Medical Systems, Inc., a Minnesota corporation ("Summit"), and Robert M. Califf, M.D., an individual resident of the State of North Carolina (the "Consultant").

          WHEREAS, Consultant has heretofore been retained as a consultant to Cordillera, LLC, a Delaware limited liability corporation (the "Company");

          WHEREAS, Summit has agreed to acquire the Company pursuant to a Reorganization Agreement of even date herewith (the "Reorganization Agreement") by and among Summit, Company, DR Ware LLC and Duke University, which provides for the purchase by Summit of all other parties' member units, and options for member units, in Company, and the wind-up and transfer of the Company's business to Summit (the "Reorganization");

          WHEREAS, the parties to the Reorganization Agreement have agreed that execution of this Agreement is a condition of closing the Reorganization; and

          WHEREAS, Summit desires to retain the services of Consultant subsequent to the consummation of the Reorganization, and Consultant desires to be so retained by Summit, on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the respective covenants and commitments of Summit and Consultant set forth below, and as an inducement to Summit to consummate the Reorganization, Summit and Consultant hereby agree as follows:

          1.   Consulting.  Summit hereby retains the consulting services of
               ----------
Consultant, and Consultant shall perform such consulting services for Summit, for the period and upon the other terms and conditions set forth in this Agreement.

          2.   Term.  Unless terminated at an earlier date in accordance with
               ----
Section 8 of this Agreement, Consultant's services shall be retained hereunder for a continuous period of four (4) years beginning on the Effective Date. Thereafter, the terms of this Agreement shall be extended for successive one year periods unless Summit or Consultant objects to such extension by written notice to the other party at least ninety (90) days prior to the expiration of such initial term or any extension thereof.
_______________________________________________________________________________

          3.   Position and Duties.
               -------------------

               3.1  Service with Summit.  During the term of this Agreement,
                    -------------------
Consultant agrees to perform such duties and projects on behalf of Summit as the parties shall mutually agree, provided that Consultant shall be available for such duties and project for at least four (4) hours of service in each month of this Agreement.

               3.2  Performance of Duties.  With respect to those duties and
                    ---------------------
projects of Consultant hereunder, Consultant agrees to serve Summit faithfully and to the best of his ability. Consultant hereby confirms that he is under no contractual commitments inconsistent with his obligations set forth in this Agreement and that, during the term hereof, he shall not enter into contractual commitments that are materially inconsistent with the provisions of this Agreement or which would otherwise materially impair his ability to perform his duties hereunder.

               3.3  Location.  Consultant shall perform services hereunder
                    --------
primarily at Summit's offices in Raleigh, North Carolina, but he may, at Summit's expense, also render services at such other locations as may be specified by Summit and agreed to by Consultant.

          4.   Compensation.
               ------------

               4.1  Consulting Fee.  As compensation in full for Con  sultant's
                    --------------
services hereunder, Summit shall pay to Consultant a consulting fee at the rate of Twelve Hundred Fifty Dollars ($1,250.00) per month. The consulting fee shall be payable to Consultant in arrears at the end of each calendar month during the term of this Agreement, and a prorated portion of such fee shall be payable upon termination of this Agreement if such termination occurs other than at the end of a month.

               4.2  Option.  On the Closing Date (as defined in the
                    ------
Reorganization Agreement), Summit shall grant to Consultant a non-qualified stock option (the "Option") to subscribe for and purchase common stock of Summit, up to the aggregate amount of 150,000 shares, subject to the terms and conditions of the Nonstatutory Stock Option Agreement between the Summit and Consultant of even date herewith.

               4.3  Taxes.  Consultant shall be solely responsible for any
                    -----
income or social security taxes due upon any payments or the Options received under this Agreement, and hereby indemnifies and holds Summit harmless from any charge, liability or penalty due to or arising out of any failure by Consultant to pay such taxes. Consultant acknowledges Summit may issue a Form 1099 as to any payments or Options received under this Agreement and report the same to the Internal Revenue Service.

               4.4  Signing Bonus.  Summit shall pay to Consultant a signing
                    -------------
bonus on January 2, 1997, in the amount of Fifty Nine Thousand Six Hundred and Eighty Five Dollars ($59,685.00).

          5.   Expenses.  Consultant shall be reimbursed by Summit in accordance
               --------
with the policies and procedures that are established from time to time by Summit for all reasonable and necessary out-of-pocket expenses that are incurred by Consultant in performing his duties under this Agreement, including, without limitation, reasonable travel expenses incurred by Consultant in rendering services outside of the metropolitan Raleigh, North Carolina area.

          6.   Confidential Information.  Except as permitted or directed by
               ------------------------
Summit, during the term of this Agreement or at any time thereafter, Consultant shall not divulge, furnish or make accessible to anyone or use in any way (other than in performing his duties hereunder) any confidential or secret knowledge or information of the Company, Summit or of any Summit Affiliate which Consultant has acquired or become acquainted with prior to the term of this Agreement while being engaged as a consultant for the Company, or shall acquire or become acquainted with during the term of this Agreement in the course of performing Consultant's duties hereunder, whether or not during regular working hours, in each case, whether developed by himself or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, plans, algorithms, software, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of Summit or of any Summit Affiliate, any customer or supplier lists of Summit or of any Summit Affiliate, any confidential or secret development or research work of Summit or of any Summit Affiliate, or any other confidential information or secret aspects of the business of Summit or any Summit Affiliate. As used herein, "Summit Affiliate" shall mean any entity that controls or is controlled by Summit, with "control" meaning the ownership of 50% or more of the voting securities in such entity. Consultant acknowledges that the above-described knowledge or information constitutes a unique and valuable asset of Summit and of the respective Summit Affiliates and represents a substantial investment of time and expense by Summit and Summit Affiliates and that any disclosure or other use of such knowledge or information other than for the sole benefit of Summit or of any Summit Affiliate would be wrongful and would cause irreparable harm to Summit or such Summit Affiliate. Both during and after the term of this Agreement, Consultant shall not intentionally act in any manner that is reasonably likely to reduce the value of such knowledge or information to Summit or any Summit Affiliate. The foregoing obligations of confidentiality shall not apply to any knowledge or information that (a) is at the time acquired by Consultant, or thereafter becomes, a part of the public domain other than through the act or omission of Consultant, (b) is provided by Summit or any Summit Affiliate to a third party without any obligation of confidentiality, or (c) is required by law to be disclosed.

     7.   Intellectual Property.
          ---------------------

          7.1   Assignment.  Consultant hereby assigns to Summit, to the extent
                ----------
such rights are not already owned by the Company or Summit, (a) all tangible embodiments of and intellectual property rights in developments made or conceived by Consultant, solely or in collaboration with others, during and in the course of his provision of services to the Company prior to the Effective Date of this Agreement, and (b) all intellectual property rights in developments made or conceived by Consultant, solely or in collaboration with others, during and in the course of his provision of services to Summit hereunder during the term of this Agreement. Consultant further agrees that all copyrightable works made by Consultant for Summit shall be, if possible, considered "works made for hire" for the benefit of Summit and, to the extent not qualifying as "works made for hire," all rights in such copyrightable works are hereby assigned to Summit. Consultant shall disclose promptly and fully to Summit all developments owned by Summit under this Agreement. Consultant warrants that his rights in developments assigned to Summit by this Agreement have not been previously licensed, pledged, assigned or encumbered by Consultant other than as may have been assigned to the Company.

          7.2   Records.  Consultant shall keep complete and accurate accounts,
                -------
notes, data and records of all developments in the manner and form reasonably requested by Summit. Such accounts, notes, data and records shall be the property of Summit, and, upon request by Summit, Consultant shall promptly surrender the same to it or, if not previously surrendered upon its request or otherwise, Consultant shall surrender the same, and all copies thereof, to Summit upon the conclusion of this Agreement.

     8.   Termination.  This Agreement may be terminated prior to its expiration
          -----------
(a) in the event of a material breach by either party, which breach is not cured within thirty (30) days written notice by the other party, or (b) at any time by either party upon ninety (90) days prior written notice. The parties' rights and obligations under Sections 6, 7, 9 and 10 shall survive any termination of this Agreement, and Consultant shall be entitled to receive its consulting fee and expenses for any services performed prior to such termination.

     9.   Settlement of Disputes.
          ----------------------

________________________________________________________________________________

          9.1   Arbitration.  Except as provided in Section 9.2, any claims or
                -----------
disputes of any nature between Summit and Consultant arising from or related to the performance, breach, termination, expiration, application, or meaning of this Agreement or any matter relating to Consultant's services and the termination of such services by Summit shall be resolved exclusively by arbitration in Durham, North Carolina, in accordance with the applicable rules then obtaining of the American Arbitration Association. The fees of the arbitrator(s), reasonable attorneys' fees and other costs incurred by Consultant and Summit in connection with such arbitration shall be recovered by the prevailing party in such arbitration.

                The decision of the arbitrator(s) shall be final and binding upon both parties. Judgment of the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. In the event of submission of any dispute to arbitration, each party shall, not later than thirty (30) days prior to the date set for hearing, provide to the other party and to the arbitrator(s) a copy of all exhibits upon which the party intends to rely at the hearing and a list of all persons each party intends to call at the hearing.

          9.2   Resolution of Certain Claims - Injunctive Relief.  Section 9.1
                ------------------------------------------------
shall have no application to claims by Summit asserting a violation of Sections 6 or 7 or seeking to enforce, by injunction or otherwise, the terms of Sections 6 or 7. Such claims may be maintained by Summit in a lawsuit subject to the terms of Section 9.3. Consultant agrees that, in addition to, but not to the exclusion of, any other available remedy, Summit shall have the right to enforce the provisions of Sections 6 or 7 by applying for and obtaining temporary and permanent restraining orders or injunctions from a court of competent jurisdiction subject to filing a bond therefor, and the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs in actions related to the enforcement of the provisions of Sections 6 or 7.

          9.3   Venue.  Any action or proceeding arising under Section 9.2 of
                -----
this Agreement shall be litigated only in the federal or state courts located in the State of Minnesota, County of Hennepin. Consultant agrees to agrees that such a venue is reasonable and convenient and waives any right Consultant may have to transfer or change the venue of any litigation brought against Consultant by Summit pursuant to such Section 9.2.

          9.4   Severability.  To the extent any provision of this Agreement
                ------------
shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

________________________________________________________________________________

     10.  Miscellaneous.
          --------------

          10.1  Governing Law.  This Agreement is made under and shall be
                -------------
governed by and construed in accordance with the laws of the State of Minnesota, excluding its choice of law rules.

          10.2  Prior Agreements.  This Agreement (including the Options and
                ----------------
Stock Option Agreement) contains the entire agreement of the parties relating to Consultant's services for Summit and the ancillary matters discussed herein and supersedes all prior agreements and understandings with respect to such matters, whether oral or written, and the parties hereto have made no agreements, representations or warranties relating to such services or ancillary matters which are not set forth herein.

          10.3  Relationship of Parties.  It is understood and agreed that
                -----------------------
Consultant is an independent contractor and not an employee of the Summit. Consultant has no authority to obligate the Summit by contract or otherwise.

          10.4  Amendments.  No amendment or modification of this Agreement
                ----------
shall be deemed effective unless made in writing and signed by the both Consultant and Summit.

          10.5  No Waiver.  No term or condition of this Agreement shall be
                ---------
deemed to have been waived, nor shall there be any estoppel to enforce any provisions of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

          10.6  Assignment.  The rights and duties of Consultant under this
                ----------
Agreement are personal and may not be assigned, in whole or in part, without the written consent of Summit, in its sole discretion. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of, and be enforceable against, the parties hereto and any permitted assignees or successors.

          10.7  Counterparts.  This Agreement may be simultaneously executed in
                ------------
any number of counterparts, and such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          10.8  Captions and Headings.  The captions and paragraph headings used
                ---------------------
in this Agreement are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

          10.9  Notices.  All notices and other communications hereunder shall
                -------
be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, or sent by express courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change or address shall be effective only upon receipt thereof):

          If to Summit, addressed to:

          Summit Medical Systems, Inc.
          10900 Red Circle Drive, Suite 100
          Minneapolis, Minnesota  55343-9106.
          Fax: (612) 939-2790
          Attn: Chief Financial Officer

          If to Consultant, addressed to:

          Robert M. Califf, M.D.
          Duke Clinical Research Institute
          Erwin Mill Building
          2024 West Main Street
          Bay A, Room 108
          Durham, North Carolina 27705
          Fax:(919) 286-8820

     IN WITNESS WHEREOF, Summit and Consultant have executed this Agreement as of the Effective Date.


ROBERT M. CALIFF, M.D.                       SUMMIT MEDICAL SYSTEMS, INC.


____________________________________         By_________________________________


                                             Name_______________________________


                                             Title______________________________
________________________________________________________________________________

                                   EXHIBIT F

                          SUMMIT MEDICAL SYSTEMS INC.
                      NONSTATUTORY STOCK OPTION AGREEMENT

     This Nonstatutory Stock Option Agreement is made this 31st day of December 1996 (the "Effective Date"), by and between Summit Medical Systems, Inc. (the "Company") and Robert M. Califf, M.D. (the "Consultant").

     WHEREAS, the Company and Consultant desire to enter into an Consulting Agreement of even date herewith (the "Consulting Agreement") pursuant to which Consultant would provide certain consulting services to the Company; and

     WHEREAS, an option to purchase shares of the Company's common stock is an essential inducement for Consultant to enter into the Consulting Agreement.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.   Grant of Option.  The Company hereby grants to Consultant an option (the
     ---------------
"Option") to purchase up to an aggregate amount of 150,000 shares of the Company's Common Stock on the terms and conditions set forth herein.

2.   Exercise.  (a) Consultant may exercise this Option for up to 112,500 shares
     --------
of the Company's Common Stock in cumulative installments, each exercisable in whole or in part, from the date first exercisable up to the Expiration Date, as follows:

                                             Number of shares as to
Date First Exercisable                       which Option is exercisable
----------------------                       ---------------------------
Effective Date                                         16,875
December 31, 1997                                      31,875
December 31, 1998                                      31,875
December 31, 1999                                      31,875

(b) Consultant may exercise this Option for up to 37,500 additional shares of the Company's Common Stock as follows:

In the event that (i) prior to the fifth anniversary of the Effective Date, the Company shall have entered into On-line Outcomes Registry Agreements (as hereinafter defined) which have in the aggregate Contract Values (as hereinafter defined) of at least $40 million, and (ii) as of the date, if any, on which clause (i) is satisfied, the average of the last reported sale prices of the Company's common stock on the

Nasdaq National Market during the period of the thirty (30) most recent trading days, ending on the date on which clause (i) is satisfied, is less than $28.00 per share, this Option may be exercised by Consultant, in whole or in part, as to 18,750 shares of the Company's Common Stock. Notwithstanding the foregoing, in the event that, prior to the fifth anniversary of the Effective Date, the Company shall have entered into On-line Outcomes Registry Agreements which have in the aggregate Contract Values of at least $75 million, this Option may be exercised, in whole or in part, as to 37,500 shares of the Company's Common Stock. "On-line Outcomes Registry Agreements" shall mean any written agreement, understanding or arrangement pursuant to which the Company will develop, maintain, manage, operate, or otherwise provide services related to, a central registry or database (a "registry") that collects clinical medical data from participants in the registry or database, primarily using On-line Technologies (as hereinafter defined) to receive data into the registry, to process queries to the registry, and to deliver reports and responses to the participants in the registry. "On-line Technologies" shall mean software products and related services that require a participant in the registry to access an off-site central processing unit or server maintained by the Company or a third party in order to input, aggregate, access and/or process the participant's clinical medical data and other data from, or reports based on, the clinical medical data in the registry. "Contract Value", as to any On-line Outcomes Registry Agreement, shall be determined in accordance with Exhibit A hereto. The Company agrees that within twenty (20) business days of the execution and delivery of each On-line Outcomes Registry Agreement, the Company will determine in good faith the Contract Value of such On-line Outcomes Registry Agreement in accordance with the provisions of Exhibit A and will give written notice to Consultant, which notice shall state the Contract Value for such On-line Outcomes Registry Agreement as determined by the Company and the aggregate Contract Values for all On-line Outcomes Registry Agreements as of the date of such notice. The calculation of Contract Value set forth in this notice shall be certified by Donald Fortin, M.D. as Chief Scientific Officer of the Company. If Consultant objects to the determination of Contract Value within thirty (30) business days following the date of the notice, the Company and Consultant shall negotiate in good faith for a period of thirty (30) business days to settle any dispute regarding the Contract Value. If such dispute has not been settled within such thirty (30) business day period, the dispute shall be settled in accordance with the arbitration provision of Section 11 below.

3.   Purchase Price.  The purchase price of the stock shall be $7.50 per share
     --------------
(subject to adjustment as noted below).

4.   Nonstatutory Option.  The Option is not intended to be an incentive stock
     -------------------
option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

________________________________________________________________________________

5.   Period of Exercise.  The Option will expire on the date (the "Expiration
     ------------------
Date") ten (10) years from the Effective Date. The Option may be exercised only while the Consulting Agreement is in effect between the Company and Consultant, or alternatively as provided in Section 7, which deals with termination of the Consulting Agreement; provided, however, that the Option shall not be exercisable after the Expiration Date.

6.   Transferability. This Option is not transferable except by will or the laws
     ---------------
laws of descent and distribution, or with the prior written consent of the Company.

7.   Termination of Consulting Agreement.  The holder hereof shall have the
     -----------------------------------
right to exercise the Option only to the extent of the full number of shares of the Company's Common Stock the Consultant was entitled to purchase under the Option on the effective date of termination of the Consulting Agreement; provided, however, that if the Consulting Agreement terminates for any reason other than Consultant's material breach thereof, or Consultant's voluntary termination thereof other than as a result of Company's uncured material breach, the Option shall be exercisable as to all 150,000 shares of the Company's Common Stock immediately upon the effective date of such termination, notwithstanding
Section 2 above. In the event of termination of the Consulting Agreement for any and all reasons, the Option may be exercised by the holder hereof until the Expiration Date, subject to the extent provided in this Section 7.

8.   Service.  This Agreement shall in no way restrict the right of the Company
     -------
or Consultant to terminate the Consulting Agreement in accordance with its terms.

9.   Method of Exercise.  The Option may be exercised, subject to the terms and
     ------------------
conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment by check (bank check, certified check or personal check) or by delivery to the Company for cancellation shares of Common Stock having a Market Price (defined in Section 13(f) below) equal to the full purchase price of the shares to be issued on the date the notice of exercise is received by the Company, and in the event of an exercise by an executor or administrator or other person authorized under Section 6 hereof appropriate proof of the right of such person to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the holder hereof as soon as practicable after receipt of the notice.

10.  Withholding.  In any case where withholding is required under federal,
     -----------
state or local law in connection with any exercise by the Consultant hereunder, Consultant may elect to (i) authorize the Company to withhold appropriate amounts from amounts payable to the Consultant, (ii) remit to the Company an amount equal to such appropriate withholding, or (iii) have the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a Market Price equal to the amount of such appropriate withholding.

11.  Arbitration.  Any dispute, claim or controversy arising out of or in
     -----------
connection with this Agreement or this Option which has not been settled through negotiation within a period of thirty (30) days after the date on which either party shall first have notified the other party in writing of the existence of a dispute shall be settled by final and binding arbitration under the then applicable Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Any such arbitration shall be conducted by three (3) arbitrators appointed by mutual agreement of the parties or, failing such agreement, in accordance with such AAA Rules. At least one (1) arbitrator shall be an experienced computer software professional, and at least one (1) arbitrator shall be an experienced business attorney with background in the licensing and distribution of computer software. Any such arbitration shall be conducted in Durham, North Carolina. An arbitral award may be enforced in any court of competent jurisdiction. Notwithstanding any contrary provision in the AAA Rules, the following additional procedures and rules shall apply to any such arbitration:

(a) Each party shall have the right to request from the arbitrators, and the arbitrators shall order upon good cause shown, reasonable and limited pre-hearing discovery, including (i) exchange of witness lists, (ii) depositions under oath of named witnesses at a mutually convenient location, (iii) written interrogatories, and (iv) document requests.

(b) Upon conclusion of the pre-hearing discovery, the arbitrators shall promptly hold a hearing upon the evidence to be adduced by the parties and shall promptly render a written opinion and award.

(c) The arbitrators may not award or assess punitive damages against either party.

(d) Each party shall bear its own costs and expenses of the arbitration and one-half (1/2) of the fees and costs of the arbitrators, subject to the power of the arbitrators, in their sole discretion, to award all such reasonable cots, expenses and fees to the prevailing party.

12.  Registration.  Company shall use commercially reasonable efforts to
     ------------
register the shares of Common Stock that Consultant obtains pursuant to an exercise of the Option on a registration statement on Form S-8 (or any successor form) and the Company shall use commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as any portion of the Option remains exercisable by Consultant hereunder.

13.  Anti-Dilution Adjustments.  The above provisions are, however, subject to
     -------------------------
the following:

(a) The purchase price set forth in Section 3 above shall, from and after the date of issuance of this Option, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the purchase price, the holder hereof shall thereafter be entitled to purchase, at the purchase price resulting from such adjustment, the number of shares obtained by multiplying the purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the purchase price resulting from such adjustment.

(b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, including any dividend declared to effect a subdivision of the outstanding shares of Common Stock, the purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the purchase price in effect immediately prior to such combination shall be proportionately increased.

(c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Option and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder hereof to the end that the provisions hereof (including without limitation provisions for adjustments of the purchase price and of the number of shares purchasable upon the exercise of this Option) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

(d) Upon any adjustment of the purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Option at the address of such holder as shown on the books of the Company, which notice shall state the purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(e) If any event occurs as to which the other provisions of this Section 13 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Option or of Common Stock in accordance with the essential intent and principles of such provisions, then this Option shall be adjusted in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

(f) No fractional shares of Common Stock shall be issued upon the exercise of this Option, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the date of the written notice of exercise required by Section 9 above. "Market Price" for purposes of this Section 13(f), Sections 9 and 10 hereof, and for the purpose of determining the option purchase price shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the Nasdaq National Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 5 consecutive business days prior to the date as of which "Market Price" is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the "Market Price" shall be deemed to be the higher of
(i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

14.  Common Stock.  As used herein, the term "Common Stock" shall mean and
     -------------
include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Option shall include shares designated as Common Stock of the Company on the date of original issue of this Option or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 13(c) above.

15.  No Voting Rights.  This Option shall not entitle the holder hereof to any
     ----------------
voting rights or other rights as a shareholder of the Company.

16.  Optional Conversion.
     -------------------

(a) In addition to and without limiting the rights of the holder of this Option under the terms of this Option, such holder shall have the right (the "Conversion Right") to convert this Option or any portion thereof into shares of Common Stock as provided in this Section 16 at any time from and after the Effective Date and to and including the Expiration Date, subject to the restrictions set forth in Section 5. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Option (the "Converted Option Shares"), the Company shall deliver to the holder of this Option, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Option Shares by the Market Price of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Option Shares shall be determined by subtracting the aggregate option purchase price of the Converted Option Shares from the Market Price of the Converted Option Shares. Notwithstanding anything in this Section 16 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Option Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Option an amount in cash equal to the fair market value of the resulting fractional share.

(b) The Conversion Right may be exercised by the holder of this Option by the surrender of this Option at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Option which are being surrendered (referred to in paragraph (a) above as the Converted Option Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Option together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new option evidencing the shares remaining subject to this Option, shall be issued as of the Conversion Date and shall be delivered to the holder of this Option within 7 days following the Conversion Date.

17.  Governing Law.  All questions concerning this Option will be governed and
     -------------
interpreted and enforced in accordance with the internal law of the State of Minnesota without regard for principles of conflict of law.

ACCEPTED:                                    SUMMIT MEDICAL SYSTEMS, INC.

____________________________________         By_________________________________
Robert M. Califf, M.D.
                                             Its________________________________
________________________________________________________________________________

                                   EXHIBIT A

                                CONTRACT VALUE

The Contract Value of each On-line Outcomes Registry Agreement shall be determined in accordance with the following procedures. The Contract Value of each On-line Outcomes Registry Agreement shall equal the sum of (a) the Fixed Fees (as hereinafter defined) and (b) the Variable Fees (as hereinafter defined). "Fixed Fees" shall mean the sum of all sponsorship fees, periodic site license fees or other fixed fees to be paid to the Company during the term of the On-line Outcomes Registry Agreement for which a cash payment of an amount certain is specified in such agreement. "Variable Fees" shall mean the product of the Estimated Fees (as hereinafter defined) multiplied by .75. "Estimated Fees" shall mean the sum of all usage, encounter, inquiry, training, service and other variable fees, based on usage of the registry and related services by participants, to be paid to the Company during the term of the On-line Outcomes Registry Agreement. The Company shall estimate the Estimated Fees in good faith as of the date the On-line Outcomes Registry Agreement is executed and delivered. The Company represents, warrants and covenants that it will have a reasonable basis for its estimate of Estimated Fees and that such estimate will be prepared on a basis consistent with the internal projections of the Company. The estimate of Estimated Fees will be prepared using the pricing terms as set forth in the On-line Outcomes Registry Agreement, including, without limitation, estimates of any volume discounts, based on the usage estimates made in accordance with the following sentence. The Company shall prepare in good faith an estimate of the usage of the registry and related services by participants over the term of the On-line Outcomes Registry Agreement. By way of example only, an estimate of the Estimated Fees for a stent registry would include (i) an estimate of the number of cardiac catheter laboratories ("cath labs") to be covered by the agreement, (ii) an estimate of the size distribution of such cath labs, (iii) an estimate of usage of the registry and related services by each cath lab based on its size, and (iv) an estimate of any volume discounts based on the foregoing. The foregoing procedure shall be applied in a manner similar to the illustration attached hereto as Exhibit B, subject to the specific terms and conditions of the applicable On-Line Outcomes Registry Agreement; provided, that in Exhibit B the calculation of Contract Value illustrated therein shall not include the Net Present Value discount shown, but, rather, shall include the multiplication of any Estimated Fees by the factor of .75.
________________________________________________________________________________

                         SUMMIT MEDICAL SYSTEMS, INC.
                         ----------------------------

                      NOTICE OF EXERCISE OF STOCK OPTION
                      ----------------------------------


To: Board of Directors
 SUMMIT MEDICAL SYSTEMS, INC.

I hereby exercise my Option dated __________ to purchase _____ shares of $.01 par value common stock of the Company at the option exercise price of

$__________ per share.  Enclosed is a certified or cashier's check in the total amount of $__________, or payment in such other form as the Company has specified.

I request that my shares be issued in my name as follows:

________________________________________________________________________________
               (Print your name in the form in which you wish to
                          have the shares registered)
________________________________________________________________________________
                            (Social Security Number)
________________________________________________________________________________
                              (Street and Number)
________________________________________________________________________________
                                        (City)               (State)  (Zip Code)

                                        Dated: __________, 19__.
                                        Signature: _____________________________
________________________________________________________________________________

                                   EXHIBIT G

                             CONSULTING AGREEMENT

          CONSULTING AGREEMENT is made and entered into as of the 31st day of December, 1996 (the "Effective Date"), by and between Summit Medical Systems, Inc., a Minnesota corporation ("Summit"), and Harry R. Phillips, III, M.D., an individual resident of the State of North Carolina (the "Consultant").

          WHEREAS, Consultant has heretofore been retained as a consultant to Cordillera, LLC, a Delaware limited liability corporation (the "Company");

          WHEREAS, Summit has agreed to acquire the Company pursuant to a Reorganization Agreement of even date herewith (the "Reorganization Agreement") by and among Summit, Company, DR Ware LLC and Duke University, which provides for the purchase by Summit of all other parties' member units, and options for member units, in Company, and the wind-up and transfer of the Company's business to Summit (the "Reorganization");

          WHEREAS, the parties to the Reorganization Agreement have agreed that execution of this Agreement is a condition of closing the Reorganization; and

          WHEREAS, Summit desires to retain the services of Consultant subsequent to the consummation of the Reorganization, and Consultant desires to be so retained by Summit, on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the respective covenants and commitments of Summit and Consultant set forth below, and as an inducement to Summit to consummate the Reorganization, Summit and Consultant hereby agree as follows:

     1.   Consulting.  Summit hereby retains the consulting services of
          ----------
Consultant, and Consultant shall perform such consulting services for Summit, for the period and upon the other terms and conditions set forth in this Agreement.

     2.   Term.  Unless terminated at an earlier date in accordance with Section
          ----
8 of this Agreement, Consultant's services shall be retained hereunder for a continuous period of four (4) years beginning on the Effective Date. Thereafter, the terms of this Agreement shall be extended for successive one year periods unless Summit or Consultant objects to such extension by written notice to the other party at least ninety (90) days prior to the expiration of such initial term or any extension thereof.
________________________________________________________________________________

     3.   Position and Duties.
          -------------------

          3.1   Service with Summit.  During the term of this Agreement,
                -------------------
Consultant agrees to perform such duties and projects on behalf of Summit as the parties shall mutually agree, provided that Consultant shall be available for such duties and projects for at least four (4) hours of service in each month of this Agreement.

          3.2   Performance of Duties.  With respect to those duties and
                ---------------------
projects of Consultant hereunder, Consultant agrees to serve Summit faithfully and to the best of his ability. Consultant hereby confirms that he is under no contractual commitments inconsistent with his obligations set forth in this Agreement and that, during the term hereof, he shall not enter into contractual commitments that are materially inconsistent with the provisions of this Agreement or which would otherwise materially impair his ability to perform his duties hereunder.

          3.3   Location.  Consultant shall perform services hereunder primarily
                --------
at Summit's offices in Raleigh, North Carolina, but he may, at Summit's expense, also render services at such other locations as may be specified by Summit and agreed to by Consultant.

     4.   Compensation.
          ------------

          4.1   Consulting Fee.  As compensation in full for Consultant's
                --------------
services hereunder, Summit shall pay to Consultant a consulting fee at the rate of Twelve Hundred Fifty Dollars ($1,250.00) per month. The consulting fee shall be payable to Consultant in arrears at the end of each calendar month during the term of this Agreement, and a prorated portion of such fee shall be payable upon termination of this Agreement if such termination occurs other than at the end of a month.

          4.2   Option.  On the Closing Date (as defined in the Reorganization
                ------
Agreement), Summit shall grant to Consultant a non-qualified stock option (the "Option") to subscribe for and purchase common stock of Summit, up to the aggregate amount of 150,000 shares, subject to the terms and conditions of the Nonstatutory Stock Option Agreement between the Summit and Consultant of even date herewith.

          4.3   Taxes.  Consultant shall be solely responsible for any income or
                -----
social security taxes due upon any payments or the Options received under this Agreement, and hereby indemnifies and holds Summit harmless from any charge, liability or penalty due to or arising out of any failure by Consultant to pay such taxes. Consultant acknowledges Summit may issue a Form 1099 as to any payments or Options received under this Agreement and report the same to the Internal Revenue Service.

          4.4   Signing Bonus.  Summit agrees to pay consultant a signing bonus
                -------------
on January 2, 1997, in the amount of $59,685.

     5.   Expenses.  Consultant shall be reimbursed by Summit in accordance with
          --------
the policies and procedures that are established from time to time by Summit for all reasonable and necessary out-of-pocket expenses that are incurred by Consultant in performing his duties under this Agreement, including, without limitation, reasonable travel expenses incurred by Consultant in rendering services outside of the metropolitan Raleigh, North Carolina area.

     6.   Confidential Information.  Except as permitted or directed by Summit,
          ------------------------
during the term of this Agreement or at any time thereafter, Consultant shall not divulge, furnish or make accessible to anyone or use in any way (other than in performing his duties hereunder) any confidential or secret knowledge or information of the Company, Summit or of any Summit Affiliate which Consultant has acquired or become acquainted with prior to the term of this Agreement while being engaged as a consultant for the Company, or shall acquire or become acquainted with during the term of this Agreement in the course of performing Consultant's duties hereunder, whether or not during regular working hours, in each case, whether developed by himself or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, plans, algorithms, software, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of Summit or of any Summit Affiliate, any customer or supplier lists of Summit or of any Summit Affiliate, any confidential or secret development or research work of Summit or of any Summit Affiliate, or any other confidential information or secret aspects of the business of Summit or any Summit Affiliate. As used herein, "Summit Affiliate" shall mean any entity that controls or is controlled by Summit, with "control" meaning the ownership of 50% or more of the voting securities in such entity. Consultant acknowledges that the above-described knowledge or information constitutes a unique and valuable asset of Summit and of the respective Summit Affiliates and represents a substantial investment of time and expense by Summit and Summit Affiliates and that any disclosure or other use of such knowledge or information other than for the sole benefit of Summit or of any Summit Affiliate would be wrongful and would cause irreparable harm to Summit or such Summit Affiliate. Both during and after the term of this Agreement, Consultant shall not intentionally act in any manner that is reasonably likely to reduce the value of such knowledge or information to Summit or any Summit Affiliate. The foregoing obligations of confidentiality shall not apply to any knowledge or information that (a) is at the time acquired by Consultant, or thereafter becomes, a part of the public domain other than through the act or omission of Consultant, (b) is provided by Summit or any Summit Affiliate to a third party without any obligation of confidentiality, or (c) is required by law to be disclosed.

     7.   Intellectual Property.
          ---------------------

          7.1   Assignment.  Consultant hereby assigns to Summit, to the extent
                ----------
such rights are not already owned by the Company or Summit, (a) all tangible embodiments of and intellectual property rights in developments made or conceived by Consultant, solely or in collaboration with others, during and in the course of his provision of services to the Company prior to the Effective Date of this Agreement, and (b) all intellectual property rights in developments made or conceived by Consultant, solely or in collaboration with others, during and in the course of his provision of services to Summit hereunder during the term of this Agreement. Consultant further agrees that all copyrightable works made by Consultant for Summit shall be, if possible, considered "works made for hire" for the benefit of Summit and, to the extent not qualifying as "works made for hire," all rights in such copyrightable works are hereby assigned to Summit. Consultant shall disclose promptly and fully to Summit all developments owned by Summit under this Agreement. Consultant warrants that his rights in developments assigned to Summit by this Agreement have not been previously licensed, pledged, assigned or encumbered by Consultant other than as may have been assigned to the Company.

          7.2   Records.  Consultant shall keep complete and accurate accounts,
                -------
notes, data and records of all developments in the manner and form reasonably requested by Summit. Such accounts, notes, data and records shall be the property of Summit, and, upon request by Summit, Consultant shall promptly surrender the same to it or, if not previously surrendered upon its request or otherwise, Consultant shall surrender the same, and all copies thereof, to Summit upon the conclusion of this Agreement.

     8.   Termination.  This Agreement may be terminated prior to its expiration
          -----------
(a) in the event of a material breach by either party, which breach is not cured within thirty (30) days written notice by the other party, or (b) at any time by either party upon ninety (90) days prior written notice. The parties' rights and obligations under Sections 6, 7, 9 and 10 shall survive any termination of this Agreement, and Consultant shall be entitled to receive its consulting fee and expenses for any services performed prior to such termination.

________________________________________________________________________________

9.   Settlement of Disputes.
     ----------------------

          9.1   Arbitration.  Except as provided in Section 9.2, any claims or
                -----------
disputes of any nature between Summit and Consultant arising from or related to the performance, breach, termination, expiration, application, or meaning of this Agreement or any matter relating to Consultant's services and the termination of such services by Summit shall be resolved exclusively by arbitration in Durham, North Carolina, in accordance with the applicable rules then obtaining of the American Arbitration Association. The fees of the arbitrator(s), reasonable attorneys' fees and other costs incurred by Consultant and Summit in connection with such arbitration shall be recovered by the prevailing party in such arbitration.

                The decision of the arbitrator(s) shall be final and binding upon both parties. Judgment of the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. In the event of submission of any dispute to arbitration, each party shall, not later than thirty (30) days prior to the date set for hearing, provide to the other party and to the arbitrator(s) a copy of all exhibits upon which the party intends to rely at the hearing and a list of all persons each party intends to call at the hearing.

          9.2   Resolution of Certain Claims - Injunctive Relief.  Section 9.1
                ------------------------------------------------
shall have no application to claims by Summit asserting a violation of Sections 6 or 7 or seeking to enforce, by injunction or otherwise, the terms of Sections 6 or 7. Such claims may be maintained by Summit in a lawsuit subject to the terms of Section 9.3. Consultant agrees that, in addition to, but not to the exclusion of, any other available remedy, Summit shall have the right to enforce the provisions of Sections 6 or 7 by applying for and obtaining temporary and permanent restraining orders or injunctions from a court of competent jurisdiction subject to filing a bond therefor, and the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs in actions related to the enforcement of the provisions of Sections 6 or 7.

          9.3   Venue.  Any action or proceeding arising under Section 9.2 of
                -----
this Agreement shall be litigated only in the federal or state courts located in the State of Minnesota, County of Hennepin. Consultant agrees to agrees that such a venue is reasonable and convenient and waives any right Consultant may have to transfer or change the venue of any litigation brought against Consultant by Summit pursuant to such Section 9.2.

          9.4   Severability.  To the extent any provision of this Agreement
                ------------
shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.
________________________________________________________________________________

     10.  Miscellaneous.
          --------------

          10.1  Governing Law.  This Agreement is made under and shall be
                -------------
governed by and construed in accordance with the laws of the State of Minnesota, excluding its choice of law rules.

          10.2  Prior Agreements.  This Agreement (including the Options and
                ----------------
Stock Option Agreement) contains the entire agreement of the parties relating to Consultant's services for Summit and the ancillary matters discussed herein and supersedes all prior agreements and understandings with respect to such matters, whether oral or written, and the parties hereto have made no agreements, representations or warranties relating to such services or ancillary matters which are not set forth herein.

          10.3  Relationship of Parties.  It is understood and agreed that
                -----------------------
Consultant is an independent contractor and not an employee of the Summit. Consultant has no authority to obligate the Summit by contract or otherwise.

          10.4  Amendments.  No amendment or modification of this Agreement
                ----------
shall be deemed effective unless made in writing and signed by the both Consultant and Summit.

          10.5  No Waiver.  No term or condition of this Agreement shall be
                ---------
deemed to have been waived, nor shall there be any estoppel to enforce any provisions of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

          10.6  Assignment.  The rights and duties of Consultant under this
                ----------
Agreement are personal and may not be assigned, in whole or in part, without the written consent of Summit, in its sole discretion. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of, and be enforceable against, the parties hereto and any permitted assignees or successors.

          10.7  Counterparts.  This Agreement may be simultaneously executed in
                ------------
any number of counterparts, and such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.
________________________________________________________________________________

          10.8  Captions and Headings.  The captions and paragraph headings used
                ---------------------
in this Agreement are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

          10.9  Notices.  All notices and other communications hereunder shall
                -------
be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, or sent by express courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change or address shall be effective only upon receipt thereof):

          If to Summit, addressed to:

          Summit Medical Systems, Inc.
          10900 Red Circle Drive, Suite 100
          Minneapolis, Minnesota  55343-9106.
          Fax: (612) 939-2790
          Attn: Chief Financial Officer

          If to Consultant, addressed to:

          Harry R. Phillips, III, M.D.
          Division of Cardiology
          7412 Duke North
          Box 3126, Duke University Medical Center
          Durham, North Carolina 27705
          Fax:(919) 681-4804

     IN WITNESS WHEREOF, Summit and Consultant have executed this Agreement as of the Effective Date.


HARRY R. PHILLIPS, III, M.D.                 SUMMIT MEDICAL SYSTEMS, INC.


____________________________________         By_________________________________

                                             Name_______________________________

                                             Title______________________________
________________________________________________________________________________

                                   EXHIBIT H

                          SUMMIT MEDICAL SYSTEMS INC.
                      NONSTATUTORY STOCK OPTION AGREEMENT

     This Nonstatutory Stock Option Agreement is made this 31st day of December 1996 (the "Effective Date"), by and between Summit Medical Systems, Inc. (the "Company") and Harry R. Phillips, III, M.D. (the "Consultant").

     WHEREAS, the Company and Consultant desire to enter into an Consulting Agreement of even date herewith (the "Consulting Agreement") pursuant to which Consultant would provide certain consulting services to the Company; and

     WHEREAS, an option to purchase shares of the Company's common stock is an essential inducement for Consultant to enter into the Consulting Agreement.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.   Grant of Option.  The Company hereby grants to Consultant an option (the
     ---------------
"Option") to purchase up to an aggregate amount of 150,000 shares of the Company's Common Stock on the terms and conditions set forth herein.

2.   Exercise.  (a) Consultant may exercise this Option for up to 112,500 shares
     --------
of the Company's Common Stock in cumulative installments, each exercisable in whole or in part, from the date first exercisable up to the Expiration Date, as follows:

                                             Number of shares as to
Date First Exercisable                       which Option is exercisable
------------------------------------------------------------------------
Effective Date                                         16,875
December 31, 1997                                      31,875
December 31, 1998                                      31,875
December 31, 1999                                      31,875

(b) Consultant may exercise this Option for up to 37,500 additional shares of the Company's Common Stock as follows:

In the event that (i) prior to the fifth anniversary of the Effective Date, the Company shall have entered into On-line Outcomes Registry Agreements (as hereinafter defined) which have in the aggregate Contract Values (as hereinafter defined) of at least $40 million, and (ii) as of the date, if any, on which clause (i) is satisfied, the average of the last reported sale prices of the Company's common stock on the

Nasdaq National Market during the period of the thirty (30) most recent trading days, ending on the date on which clause (i) is satisfied, is less than $28.00 per share, this Option may be exercised by Consultant, in whole or in part, as to 18,750 shares of the Company's Common Stock. Notwithstanding the foregoing, in the event that, prior to the fifth anniversary of the Effective Date, the Company shall have entered into On-line Outcomes Registry Agreements which have in the aggregate Contract Values of at least $75 million, this Option may be exercised, in whole or in part, as to 37,500 shares of the Company's Common Stock. "On-line Outcomes Registry Agreements" shall mean any written agreement, understanding or arrangement pursuant to which the Company will develop, maintain, manage, operate, or otherwise provide services related to, a central registry or database (a "registry") that collects clinical medical data from participants in the registry or database, primarily using On-line Technologies (as hereinafter defined) to receive data into the registry, to process queries to the registry, and to deliver reports and responses to the participants in the registry. "On-line Technologies" shall mean software products and related services that require a participant in the registry to access an off-site central processing unit or server maintained by the Company or a third party in order to input, aggregate, access and/or process the participant's clinical medical data and other data from, or reports based on, the clinical medical data in the registry. "Contract Value", as to any On-line Outcomes Registry Agreement, shall be determined in accordance with Exhibit A hereto. The Company agrees that within twenty (20) business days of the execution and delivery of each On-line Outcomes Registry Agreement, the Company will determine in good faith the Contract Value of such On-line Outcomes Registry Agreement in accordance with the provisions of Exhibit A and will give written notice to Consultant, which notice shall state the Contract Value for such On-line Outcomes Registry Agreement as determined by the Company and the aggregate Contract Values for all On-line Outcomes Registry Agreements as of the date of such notice. The calculation of Contract Value set forth in this notice shall be certified by Donald Fortin, M.D. as Chief Scientific Officer of the Company. If Consultant objects to the determination of Contract Value within thirty (30) business days following the date of the notice, the Company and Consultant shall negotiate in good faith for a period of thirty (30) business days to settle any dispute regarding the Contract Value. If such dispute has not been settled within such thirty (30) business day period, the dispute shall be settled in accordance with the arbitration provision of Section 11 below.

3.   Purchase Price.  The purchase price of the stock shall be $7.50 per share
     --------------
(subject to adjustment as noted below).

4.   Nonstatutory Option.  The Option is not intended to be an incentive stock
     -------------------
option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

________________________________________________________________________________

5.   Period of Exercise.  The Option will expire on the date (the "Expiration
     ------------------
Date") ten (10) years from the Effective Date. The Option may be exercised only while the Consulting Agreement is in effect between the Company and Consultant, or alternatively as provided in Section 7, which deals with termination of the Consulting Agreement; provided, however, that the Option shall not be exercisable after the Expiration Date.

6.   Transferability. This Option is not transferable except by will or the laws
     ---------------
of descent and distribution, or with the prior written consent of the Company.

7.   Termination of Consulting Agreement.  The holder hereof shall have the
     -----------------------------------
right to exercise the Option only to the extent of the full number of shares of the Company's Common Stock the Consultant was entitled to purchase under the Option on the effective date of termination of the Consulting Agreement; provided, however, that if the Consulting Agreement terminates for any reason other than Consultant's material breach thereof, or Consultant's voluntary termination thereof other than as a result of Company's uncured material breach, the Option shall be exercisable as to all 150,000 shares of the Company's Common Stock immediately upon the effective date of such termination, notwithstanding
Section 2 above. In the event of termination of the Consulting Agreement for any and all reasons, the Option may be exercised by the holder hereof until the Expiration Date, subject to the extent provided in this Section 7.

8.   Service.  This Agreement shall in no way restrict the right of the Company
     -------
or Consultant to terminate the Consulting Agreement in accordance with its terms.

9.   Method of Exercise.  The Option may be exercised, subject to the terms and
     ------------------
conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment by check (bank check, certified check or personal check) or by delivery to the Company for cancellation shares of Common Stock having a Market Price (defined in Section 13(f) below) equal to the full purchase price of the shares to be issued on the date the notice of exercise is received by the Company, and in the event of an exercise by an executor or administrator or other person authorized under Section 6 hereof appropriate proof of the right of such person to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the holder hereof as soon as practicable after receipt of the notice.

10.  Withholding.  In any case where withholding is required under federal,
     -----------
state or local law in connection with any exercise by the Consultant hereunder, Consultant may elect to (i) authorize the Company to withhold appropriate amounts from amounts payable to the Consultant, (ii) remit to the Company an amount equal to such appropriate withholding, or (iii) have the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a Market Price equal to the amount of such appropriate withholding.

11.  Arbitration.  Any dispute, claim or controversy arising out of or in
     -----------
connection with this Agreement or this Option which has not been settled through negotiation within a period of thirty (30) days after the date on which either party shall first have notified the other party in writing of the existence of a dispute shall be settled by final and binding arbitration under the then applicable Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Any such arbitration shall be conducted by three (3) arbitrators appointed by mutual agreement of the parties or, failing such agreement, in
accordance with such AAA Rules.   At least one (1) arbitrator shall be an
experienced computer software professional, and at least one (1) arbitrator shall be an experienced business attorney with background in the licensing and distribution of computer software. Any such arbitration shall be conducted in Durham, North Carolina. An arbitral award may be enforced in any court of competent jurisdiction. Notwithstanding any contrary provision in the AAA Rules, the following additional procedures and rules shall apply to any such arbitration:

(a) Each party shall have the right to request from the arbitrators, and the arbitrators shall order upon good cause shown, reasonable and limited pre-hearing discovery, including (i) exchange of witness lists, (ii) depositions under oath of named witnesses at a mutually convenient location, (iii) written interrogatories, and (iv) document requests.

(b) Upon conclusion of the pre-hearing discovery, the arbitrators shall promptly hold a hearing upon the evidence to be adduced by the parties and shall promptly render a written opinion and award.

(c) The arbitrators may not award or assess punitive damages against either party.

(d) Each party shall bear its own costs and expenses of the arbitration and one-half (1/2) of the fees and costs of the arbitrators, subject to the power of the arbitrators, in their sole discretion, to award all such reasonable cots, expenses and fees to the prevailing party.

12.  Registration.  Company shall use commercially reasonable efforts to
     ------------
register the shares of Common Stock that Consultant obtains pursuant to an exercise of the Option on a registration statement on Form S-8 (or any successor form) and the Company shall use commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as any portion of the Option remains exercisable by Consultant hereunder.

13.  Anti-Dilution Adjustments. The above provisions are, however, subject to
     -------------------------
the following:

(a) The purchase price set forth in Section 3 above shall, from and after the date of issuance of this Option, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the purchase price, the holder hereof shall thereafter be entitled to purchase, at the purchase price resulting from such adjustment, the number of shares obtained by multiplying the purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the purchase price resulting from such adjustment.

(b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, including any dividend declared to effect a subdivision of the outstanding shares of Common Stock, the purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the purchase price in effect immediately prior to such combination shall be proportionately increased.

(c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Option and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder hereof to the end that the provisions hereof (including without limitation provisions for adjustments of the purchase price and of the number of shares purchasable upon the exercise of this Option) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

(d) Upon any adjustment of the purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Option at the address of such holder as shown on the books of the Company, which notice shall state the purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(e) If any event occurs as to which the other provisions of this Section 13 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Option or of Common Stock in accordance with the essential intent and principles of such provisions, then this Option shall be adjusted in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

(f) No fractional shares of Common Stock shall be issued upon the exercise of this Option, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the date of the written notice of exercise required by Section 9 above. "Market Price" for purposes of this Section 13(f), Sections 9 and 10 hereof, and for the purpose of determining the option purchase price shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the Nasdaq National Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 5 consecutive business days prior to the date as of which "Market Price" is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the "Market Price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

14.  Common Stock.  As used herein, the term "Common Stock" shall mean and
     -------------
include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Option shall include shares designated as Common Stock of the Company on the date of original issue of this Option or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 13(c) above.

15.  No Voting Rights. This Option shall not entitle the holder hereof to any
     ----------------
voting rights or other rights as a shareholder of the Company.

16.  Optional Conversion.
     -------------------

(a) In addition to and without limiting the rights of the holder of this Option under the terms of this Option, such holder shall have the right (the "Conversion Right") to convert this Option or any portion thereof into shares of Common Stock as provided in this Section 16 at any time from and after the Effective Date and to and including the Expiration Date, subject to the restrictions set forth in Section 5. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Option (the "Converted Option Shares"), the Company shall deliver to the holder of this Option, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Option Shares by the Market Price of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Option Shares shall be determined by subtracting the aggregate option purchase price of the Converted Option Shares from the Market Price of the Converted Option Shares. Notwithstanding anything in this Section 16 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Option Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Option an amount in cash equal to the fair market value of the resulting fractional share.

(b) The Conversion Right may be exercised by the holder of this Option by the surrender of this Option at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Option which are being surrendered (referred to in paragraph (a) above as the Converted Option Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Option together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new option evidencing the shares remaining subject to this Option, shall be issued as of the Conversion Date and shall be delivered to the holder of this Option within 7 days following the Conversion Date.

17.  Governing Law.  All questions concerning this Option will be governed and
     -------------
interpreted and enforced in accordance with the internal law of the State of Minnesota without regard for principles of conflict of law.


ACCEPTED:                                        SUMMIT MEDICAL SYSTEMS, INC.

______________________________________           By_____________________________
Harry R. Phillips, III, M.D.
                                                 Its____________________________
________________________________________________________________________________

                                   EXHIBIT A

                                CONTRACT VALUE

The Contract Value of each On-line Outcomes Registry Agreement shall be determined in accordance with the following procedures. The Contract Value of each On-line Outcomes Registry Agreement shall equal the sum of (a) the Fixed Fees (as hereinafter defined) and (b) the Variable Fees (as hereinafter defined). "Fixed Fees" shall mean the sum of all sponsorship fees, periodic site license fees or other fixed fees to be paid to the Company during the term of the On-line Outcomes Registry Agreement for which a cash payment of an amount certain is specified in such agreement. "Variable Fees" shall mean the product of the Estimated Fees (as hereinafter defined) multiplied by .75. "Estimated Fees" shall mean the sum of all usage, encounter, inquiry, training, service and other variable fees, based on usage of the registry and related services by participants, to be paid to the Company during the term of the On-line Outcomes Registry Agreement. The Company shall estimate the Estimated Fees in good faith as of the date the On-line Outcomes Registry Agreement is executed and delivered. The Company represents, warrants and covenants that it will have a reasonable basis for its estimate of Estimated Fees and that such estimate will be prepared on a basis consistent with the internal projections of the Company. The estimate of Estimated Fees will be prepared using the pricing terms as set forth in the On-line Outcomes Registry Agreement, including, without limitation, estimates of any volume discounts, based on the usage estimates made in accordance with the following sentence. The Company shall prepare in good faith an estimate of the usage of the registry and related services by participants over the term of the On-line Outcomes Registry Agreement. By way of example only, an estimate of the Estimated Fees for a stent registry would include (i) an estimate of the number of cardiac catheter laboratories ("cath labs") to be covered by the agreement, (ii) an estimate of the size distribution of such cath labs, (iii) an estimate of usage of the registry and related services by each cath lab based on its size, and (iv) an estimate of any volume discounts based on the foregoing. The foregoing procedure shall be applied in a manner similar to the illustration attached hereto as Exhibit B, subject to the specific terms and conditions of the applicable On-Line Outcomes Registry Agreement; provided, that in Exhibit B the calculation of Contract Value illustrated therein shall not include the Net Present Value discount shown, but, rather, shall include the multiplication of any Estimated Fees by the factor of .75.
________________________________________________________________________________

                         SUMMIT MEDICAL SYSTEMS, INC.
                         ----------------------------

                      NOTICE OF EXERCISE OF STOCK OPTION
                      ----------------------------------


To:  Board of Directors
     SUMMIT MEDICAL SYSTEMS, INC.

I hereby exercise my Option dated __________ to purchase _____ shares of $.01 par value common stock of the Company at the option exercise price of $__________ per share. Enclosed is a certified or cashier's check in the total amount of $__________, or payment in such other form as the Company has specified.

I request that my shares be issued in my name as follows:

________________________________________________________________________________
               (Print your name in the form in which you wish to
                          have the shares registered)

________________________________________________________________________________
                            (Social Security Number)

________________________________________________________________________________
                              (Street and Number)

________________________________________________________________________________
                                          (City)            (State)   (Zip Code)

                                          Dated:  __________, 19__.
                                          Signature: ___________________________
________________________________________________________________________________

                                   EXHIBIT I

                                   AMENDMENT

     THIS AMENDMENT is made and entered into as of December 31, 1996 (the "Effective Date"), by and between SUMMIT MEDICAL SYSTEMS, INC., a Minnesota corporation ("Summit") and DR WARE LLC, a North Carolina limited liability company.

                                   Recitals
                                   --------

     WHEREAS, Summit and DR Ware entered into the Limited Liability Company Agreement of Cordillera LLC dated December 29, 1995 (the "LLC Agreement"), pursuant to which Summit and DR Ware became the sole Members (as that term is defined in the LLC Agreement) of Cordillera LLC, a North Carolina limited liability company ("Cordillera");

     WHEREAS, Summit has agreed to acquire all of Dr Ware's Member Units in Cordillera pursuant to a Reorganization Agreement (the "Reorganization Agreement") by and among Summit, Cordillera, DR Ware and Duke University, a North Carolina not-for-profit company ("Duke");

     WHEREAS, as a result of Summit becoming the sole Member of Cordillera, certain modifications to the LLC Agreement are required.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties do hereby agree:

1.   Names and Addresses of the Members.  The name and address of DR Ware is
     ----------------------------------
deleted in its entirety from Section 1.3 of the LLC Agreement.

2.   Capital Contribution of Duke.  Section 4.2 of the LLC Agreement is
     ----------------------------
deleted in its entirety.

3.   Additional Capital Contributions by Summit.  Any and all obligations of
     ------------------------------------------
Summit to make any Capital Contributions to Cordillera, pursuant to Section 4.3 of the LLC Agreement, after the Effective Date are hereby extinguished.

4.   Number of Managers.  Section 6.3 of the LLC Agreement is deleted in its
     ------------------
entirety and replaced by the following:
________________________________________________________________________________

The number of Managers shall, at all times, be two. The two Managers shall be appointed by Summit. Summit, in its sole discretion, may remove one or more of the Managers who were appointed by it and appoint a new Manager or Managers.

5.   Purchase Option.   Section 9.8 of the LLC Agreement is deleted in its
     ---------------
entirety.

6.   Conversion to Corporation.  Section 11.4(a) of the LLC Agreement is
     -------------------------
deleted in its entirety.

7.   Limitation on Benefits of this Agreement. All rights given to Duke (or its
     ----------------------------------------
assigns) to enforce the terms of the LLC Agreement are hereby deleted from
Section 14.8 of the LLC Agreement and extinguished as of the Effective Date.

8.   Effect of Amendment.  Except as expressly modified herein, the LLC
     -------------------
Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in duplicate as of the Effective Date.

SUMMIT MEDICAL SYSTEMS, INC.                  DR WARE LLC


By_______________________________             By________________________________


Name_____________________________             Name______________________________


Title____________________________             Title_____________________________

________________________________________________________________________________

SO AGREED:

DUKE UNIVERSITY

By______________________________

Name____________________________

Title___________________________

________________________________

________________________________________________________________________________

                                   EXHIBIT J



                                    WARRANT

                 To Subscribe for and Purchase Common Stock of

                         SUMMIT MEDICAL SYSTEMS, INC.


     THIS CERTIFIES THAT, for value received, Duke University (herein called "Purchaser") or registered assigns is entitled to subscribe for and purchase from Summit Medical Systems, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof (the "Issuance Date") to and including the tenth anniversary of the Issuance Date (the "Expiration Date"), 150,000 fully paid and nonassessable shares of the Company's Common Stock (subject to adjustment as noted below).

     The warrant purchase price per share (subject to adjustment as noted below) shall be equal to $7.50 per share of the Company's Common Stock on the Issuance Date.

     This Warrant is subject to the following provisions, terms and conditions:

     1.   Exercise. The rights represented by this Warrant may be exercised by
          --------
the holder hereof, in whole or in part, by written notice of exercise delivered to the principal office of the Company, accompanied by this Warrant (properly endorsed if required) and the warrant purchase price in the form of (i) check,
(ii) the Company's Common Stock or (iii) a combination of the payment forms in
(i) and (ii); provided, however, that if any shares of the Company's Common stock are used for such payment, the value of each share surrendered by the Purchaser shall be equal to the market price (as defined in paragraph 3(f) hereof) per share of the Company's Common Stock on the date such shares are mailed or otherwise dispatched by the Purchaser. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     2.   Covenants of the Company. The Company covenants and agrees that all
          ------------------------
shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

________________________________________________________________________________

     3.   Anti-Dilution Adjustments. The above provisions are, however, subject
          -------------------------
to the following:

          (a) The warrant purchase price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

          (b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, including any dividend declared to effect a subdivision of the outstanding shares of Common Stock, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

          (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          (d) Upon any adjustment of the warrant purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (e) If any event occurs as to which the other provisions of this paragraph 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then this Warrant shall be adjusted in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

          (f) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock on the date of the written notice of exercise required by paragraph 1 above. "Market price" for purposes of this paragraph 3(f), paragraph 1 and paragraph 9(d) hereof, and for the purpose of determining the warrant purchase price shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the Nasdaq National Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 5 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

     4.   Common Stock. As used herein, the term "Common Stock" shall mean and
          ------------
include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 3(c) above.

     5.   No Voting Rights. This Warrant shall not entitle the holder hereof to
          ----------------
any voting rights or other rights as a shareholder of the Company.

     6.   Notice of Transfer of Warrant or Resale of Shares. The holder of this
          -------------------------------------------------
Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with written representations from the holder and the proposed transferee satisfactory to the Company regarding the transfer or, at the election of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and either such representations or opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend, if any, respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

     7.   Transferability. Subject to the provisions of paragraph 6 hereof, this
          ---------------
Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

     This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     8.   Registration Rights. The holder of this Warrant and of the Common
          -------------------
Stock issuable or issued upon the exercise hereof shall be entitled to the registration rights set forth in that certain Investment and Registration Rights Agreement, dated December 31, 1996, by and between the Purchaser and the Company

     9.   Optional Conversion.
          -------------------

          (a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this paragraph 9 at any time from and after the Issuance Date and to and including the Expiration Date, subject to the restrictions set forth in paragraph (c) below. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph
     (d) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant

     Shares. Notwithstanding anything in this paragraph 9 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

          (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 7 days following the Conversion Date.

          (c) In the event the Conversion Right would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the holder of this Warrant of such adverse accounting treatment.

          (d) For purposes of this paragraph 10, the "fair market value" of a share of Common Stock as of a particular date shall be its "market price", calculated as described in paragraph 4(g) hereof.

     10.  Governing Law. All questions concerning this Warrant will be governed
          -------------
and interpreted and enforced in accordance with the internal law of the State of Minnesota without regard for principles of conflict of law.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of December 31, 1996.

                                 SUMMIT MEDICAL SYSTEMS, INC.



                                 By___________________________
                                 Name:
                                 Title:

________________________________________________________________________________

                            RESTRICTION ON TRANSFER

          THIS WARRANT OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE RESOLD OR TRANSFERRED UNLESS SUCH RESALE OR TRANSFER IS EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS ("LAWS"), AND THE COMPANY RECEIVES, PRIOR TO RESALE OR TRANSFER, WRITTEN REPRESENTATIONS OF THE HOLDER AND PROPOSED TRANSFEREE SATISFACTORY TO THE COMPANY REGARDING SUCH TRANSFER OR, AT THE ELECTION OF THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT THE PROPOSED TRANSFER OF THIS WARRANT OR OF SUCH SHARES MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT OR QUALIFICATION UNDER THE LAWS , OR THE RESALE OR TRANSFER OF THIS WARRANT OR OF SUCH SHARES IS REGISTERED UNDER THE ACT AND ANY APPLICABLE LAWS.
________________________________________________________________________________

                               FORM OF ASSIGNMENT
                      (To Be Signed Only Upon Assignment)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________ Warrant, and appoints _________________________
transfer this Warrant on the books of the Company with the full power of substitution in the premises.



Dated:



In the presence of:

                                 Signature:____________________________________

                                 Note: The signature must conform in all
                                 respects to the name of the holder as written on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner.


________________________________________________________________________________

                               SUBSCRIPTION FORM

          To be Executed by the Holder of this Warrant if such Holder
             Desires to Exercise this Warrant in Whole or in Part:



To:  Summit Medical Systems, Inc. (the "Company")

     The undersigned,____________________________, hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, _________________ shares of Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $__________________, such payment being made as provided on the face of this Warrant.


     Please insert Social Security or other identifying number of the undersigned:

     ___________________________________


     The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:_____________________________________________
Address:__________________________________________
Deliver to:_______________________________________
Address:__________________________________________
and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.
Dated:


                                        Signature:______________________________
                                        Note: The signature must conform in all
                                        respects to the name of the holder as
                                        written on the face of this Warrant
                                        without alteration, enlargement or any
                                        change whatsoever.

                                        ________________________________________

                                    WARRANT

                 To Subscribe for and Purchase Common Stock of

                         SUMMIT MEDICAL SYSTEMS, INC.


THIS CERTIFIES THAT, for value received, Duke University (herein called "Purchaser") or registered assigns, subject to the terms and conditions set forth herein, is entitled to subscribe for and purchase from Summit Medical Systems, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Minnesota, at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof (the "Issuance Date") to and including the tenth anniversary of the Issuance Date (the "Expiration Date"), 50,000 fully paid and nonassessable shares of the Company's Common Stock (subject to adjustment as noted below).

The warrant purchase price per share (subject to adjustment as noted below) shall be equal to $7.50 per share of the Company's Common Stock on the Issuance Date.

This Warrant is subject to the following provisions, terms and conditions:

1.   Exercise.   This Warrant shall be exercisable by the holder hereof in
     --------
accordance with the following terms and conditions:

(a) In the event that (i) prior to the fifth anniversary of the Issuance Date, the Company shall have entered into On-line Outcomes Registry Agreements (as hereinafter defined) which have in the aggregate Contract Values (as hereinafter defined) of at least $40 million, and (ii) as of the date, if any, on which clause (i) is satisfied, the average of the last reported sale prices of the Company's common stock on the Nasdaq National Market during the period of the thirty most recent trading days, ending on the date on which clause (i) is satisfied, is less than $28.00 per share, this Warrant may be exercised by the holder hereof, in whole or in part, as to 25,000 shares of the Company's Common Stock in accordance with paragraph 1(b) hereof. "On-line Outcomes Registry Agreements" shall mean any written agreement, understanding or arrangement pursuant to which the Company will develop, maintain, manage, operate, or otherwise provide services related to, a central registry or database (a "registry") that collects clinical medical data from participants in the registry or database, primarily using On-line Technologies (as hereinafter defined) to receive data into the registry, to process queries to the registry, and to deliver reports and responses to the participants in the registry. "On-line Technologies" shall mean software products and related services that require a participant in the registry to access an off-site central processing unit or server maintained by the Company or a third party in order to input, aggregate, access and/or process the participant's clinical medical data and other data from, or reports based on, the clinical medical data in the registry. "Contract Value", as to any On-line Outcomes Registry Agreement, shall be determined in accordance with Exhibit A hereto. Notwithstanding the foregoing, in the event that, prior to the fifth anniversary of the Issuance Date, the Company shall have entered into On-line Outcomes Registry Agreements which have in the aggregate Contract Values of at least $75 million, this Warrant may be exercised, in whole or in part, as to 50,000 shares of the Company's Common Stock in accordance in paragraph 1(b) hereof. The Company agrees that within 20 business days of the execution and delivery of each On-line Outcomes Registry Agreement, the Company will determine in good faith the Contract Value of such On-line

Outcomes Registry Agreement in accordance with the provisions of Exhibit A and will give written notice to the holder hereof, which notice shall state the Contract Value for such On-line Outcomes Registry Agreement as determined by the Company and the aggregate Contract Values for all On-line Outcomes Registry Agreements as of the date of such notice. The calculation of Contract Value set forth in this notice shall be certified by Donald Fortin, M.D. as Chief Scientific Officer of the Company. If the holder hereof objects to the determination of Contract Value within 30 business days following the date of the notice, the Company and such holder shall negotiate in good faith for a period of 30 business days to settle any dispute regarding the Contract Value. If such dispute has not been settled within such 30 business day period, the dispute shall be settled in accordance with the arbitration provision of paragraph 11.

(b) Upon rights represented by this Warrant becoming exercisable in accordance with paragraph 1(a) hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the principal office of the Company, accompanied by this Warrant (properly endorsed if required) and the warrant purchase price in the form of (i) check, (ii) the Company's Common Stock or (iii) a combination of the payment forms in (i) and
(ii); provided, however, that if any shares of the Company's Common stock are used for such payment, the value of each share surrendered by the Purchaser shall be equal to the market price (as defined in paragraph 3(f) hereof) per share of the Company's Common Stock on the date such shares are mailed or otherwise dispatched by the Purchaser. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

2.   Covenants of the Company. The Company covenants and agrees that all shares
     ------------------------
which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3.   Anti-Dilution Adjustments. The above provisions are, however, subject to
     -------------------------
the following:

(a) The warrant purchase price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

(b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, including any dividend declared to effect a subdivision of the outstanding shares of Common Stock, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

(c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

(d) Upon any adjustment of the warrant purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(e) If any event occurs as to which the other provisions of this paragraph 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then this Warrant shall be adjusted in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

(f) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock on the date of the written notice of exercise required by paragraph 1 above. "Market price" for purposes of this paragraph 3(f), paragraph 1 and paragraph 9(d) hereof, and for the purpose of determining the warrant purchase price shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the Nasdaq National Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 5 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the higher of
(i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

4.   Common Stock. As used herein, the term "Common Stock" shall mean and
     ------------
include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 3(c) above.

5.   No Voting Rights. This Warrant shall not entitle the holder hereof to any
     ----------------
voting rights or other rights as a shareholder of the Company.

6.   Notice of Transfer of Warrant or Resale of Shares. The holder of this
     -------------------------------------------------
Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with written representations from the holder and the proposed transferee satisfactory to the Company regarding the transfer or, at the election of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and either such representations or opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend, if any, respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

7.   Transferability. Subject to the provisions of paragraph 6 hereof, this
     ---------------
Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

8.   Registration Rights. The holder of this Warrant and of the Common Stock
     -------------------
issuable or issued upon the exercise hereof shall be entitled to the registration rights set forth in that certain Investment and Registration Rights Agreement, dated December 31, 1996, by and between the Purchaser and the Company

9.   Optional Conversion.
     -------------------

(a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this paragraph 9 at any time from and after the Issuance Date and to and including the Expiration Date, subject to the restrictions set forth in paragraph (c) below. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (d) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this paragraph 9 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

(b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 7 days following the Conversion Date.

________________________________________________________________________________

(c) In the event the Conversion Right would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the holder of this Warrant of such adverse accounting treatment.

(d) For purposes of this paragraph 10, the "fair market value" of a share of Common Stock as of a particular date shall be its "market price", calculated as described in paragraph 4(g) hereof.

10.  Governing Law. All questions concerning this Warrant will be governed and
     -------------
interpreted and enforced in accordance with the internal law of the State of Minnesota without regard for principles of conflict of law.

11.  Final and Binding Arbitration. Any dispute, claim or controversy arising
     -----------------------------
out of or in connection with this Warrant which has not been settled through negotiation within a period of thirty (30) days after the date on which either party shall first have notified the other party in writing of the existence of a dispute shall be settled by final and binding arbitration under the then applicable Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Any such arbitration shall be conducted by three (3) arbitrators appointed by mutual agreement of the parties or, failing such agreement, in accordance with such AAA Rules. At least one (1) arbitrator shall be an experienced computer software professional, and at least one (1) arbitrator shall be an experienced business attorney with background in the licensing and distribution of computer software. Any such arbitration shall be conducted in Minneapolis, Minnesota, if initiated by the holder hereof and in Durham, North Carolina, if initiated by the Company. An arbitral award may be enforced in any court of competent jurisdiction. Notwithstanding any contrary provision in the AAA Rules, the following additional procedures and rules shall apply to any such arbitration:

(a) Each party shall have the right to request from the arbitrators, and the arbitrators shall order upon good cause shown, reasonable and limited pre-hearing discovery, including (i) exchange of witness lists, (ii) depositions under oath of named witnesses at a mutually convenient location, (iii) written interrogatories, and (iv) document requests.

(b) Upon conclusion of the pre-hearing discovery, the arbitrators shall promptly hold a hearing upon the evidence to be adduced by the parties and shall promptly render a written opinion and award.

(c) The arbitrators may not award or assess punitive damages against either party.

(d) Each party shall bear its own costs and expenses of the arbitration and one-half (1/2) of the fees and costs of the arbitrators, subject to the power of the arbitrators, in their sole discretion, to award all such reasonable cots, expenses and fees to the prevailing party.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of December 31, 1996.

                                 SUMMIT MEDICAL SYSTEMS, INC.


                                 By___________________________
                                 Name:
                                 Title:
________________________________________________________________________________

                            RESTRICTION ON TRANSFER

THIS WARRANT OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE RESOLD OR TRANSFERRED UNLESS SUCH RESALE OR TRANSFER IS EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS ("LAWS"), AND THE COMPANY RECEIVES, PRIOR TO RESALE OR TRANSFER, WRITTEN REPRESENTATIONS OF THE HOLDER AND PROPOSED TRANSFEREE SATISFACTORY TO THE COMPANY REGARDING SUCH TRANSFER OR, AT THE ELECTION OF THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT THE PROPOSED TRANSFER OF THIS WARRANT OR OF SUCH SHARES MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT OR QUALIFICATION UNDER THE LAWS , OR THE RESALE OR TRANSFER OF THIS WARRANT OR OF SUCH SHARES IS REGISTERED UNDER THE ACT AND ANY APPLICABLE LAWS.
________________________________________________________________________________

                              FORM OF ASSIGNMENT
                      (To Be Signed Only Upon Assignment)


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________ Warrant, and appoints _________________________
transfer this Warrant on the books of the Company with the full power of substitution in the premises.



Dated:



In the presence of:

                                        Signature:______________________________

                                        Note: The signature must conform in all
                                        respects to the name of the holder as
                                        written on the face of this Warrant
                                        without alteration, enlargement or any
                                        change whatsoever, and the signature
                                        must be guaranteed in the usual manner.

________________________________________________________________________________

                               SUBSCRIPTION FORM

          To be Executed by the Holder of this Warrant if such Holder
             Desires to Exercise this Warrant in Whole or in Part:



     Summit Medical Systems, Inc. (the "Company")

     The undersigned,___________________________, hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, _________________ shares of Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $__________________, such payment being made as provided on the face of this Warrant.


     Please insert Social Security or other identifying number of the undersigned:

     ________________________________________


     The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:____________________________________
Address:_________________________________
Deliver to:______________________________
Address:_________________________________
and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:


     Signature:_____________________________________
     Note: The signature must conform in all respects to the name of the holder as written on the face of this Warrant without alteration, enlargement or any change whatsoever.
________________________________________________________________________________

                                   EXHIBIT A

                                CONTRACT VALUE

         The Contract Value of each On-line Outcomes Registry Agreement shall be determined in accordance with the following procedures. The Contract Value of each On-line Outcomes Registry Agreement shall equal the sum of (a) the Fixed Fees (as hereinafter defined) and (b) the Variable Fees (as hereinafter defined). "Fixed Fees" shall mean the sum of all sponsorship fees, periodic site license fees or other fixed fees to be paid to the Company during the term of the On-line Outcomes Registry Agreement for which a cash payment of an amount certain is specified in such agreement. "Variable Fees" shall mean the product of the Estimated Fees (as hereinafter defined) multiplied by .75. "Estimated Fees" shall mean the sum of all usage, encounter, inquiry, training, service and other variable fees, based on usage of the registry and related services by participants, to be paid to the Company during the term of the On-line Outcomes Registry Agreement. The Company shall estimate the Estimated Fees in good faith as of the date the On-line Outcomes Registry Agreement is executed and delivered. The Company represents, warrants and covenants that it will have a reasonable basis for its estimate of Estimated Fees and that such estimate will be prepared on a basis consistent with the internal projections of the Company. The estimate of Estimated Fees will be prepared using the pricing terms as set forth in the On-line Outcomes Registry Agreement, including, without limitation, estimates of any volume discounts, based on the usage estimates made in accordance with the following sentence. The Company shall prepare in good faith an estimate of the usage of the registry and related services by participants over the term of the On-line Outcomes Registry Agreement. By way of example only, an estimate of the Estimated Fees for a stent registry would include (i) an estimate of the number of cardiac catheter laboratories ("cath labs") to be covered by the agreement, (ii) an estimate of the size distribution of such cath labs, (iii) an estimate of usage of the registry and related services by each cath lab based on its size, and (iv) an estimate of any volume discounts based on the foregoing. The foregoing procedure shall be applied in a manner similar to the illustration attached hereto as Exhibit B subject to the specific terms and conditions of the applicable On-line Outcomes Registry Agreement; provided, that in Exhibit B the calculation of Contract Value illustrated therein shall not include the Net Present Value discount shown, but, rather, shall include the multiplication of any Estimated Fees by the factor of .75.
________________________________________________________________________________

                                   EXHIBIT K

                   THE DONALD F. FORTIN, M.D. PROFESSORSHIP
                         IN CARDIOLOGY ENDOWMENT FUND

     Summit Medical Systems, Inc. does hereby give $1.5 million to Duke University.

     The gift may, for investment purposes, be merged with the general investment assets of Duke University, but the gift shall be entered in the University's books and records as THE DONALD F. FORTIN, M.D. PROFESSORSHIP IN CARDIOLOGY ENDOWMENT FUND.

     The spendable income of the Fund, but not the principal, shall be directed first toward paying the salary and fringe benefits of the holder of the Chair; and next, toward defraying library, secretarial, travel and other expenses relating to his or her teaching and research. Selection of the professor will be made in accordance with University guidelines and procedures then in effect. The Professorship will be awarded to a scholar of true eminence and excellence in the field of Cardiology. Any proportion of the spendable income not expended in any given year may be (1) accumulated and temporarily invested and used in subsequent years for the purpose set forth above, or (2) added to the principal of the Fund.

     If, at some future time, the purpose designated for the spendable income from this Fund no longer exists, then at the direction of the Trustees of the University, the spendable income shall be used to further the objectives and purposes of Duke University, giving due consideration to my original intent.

     The Fund shall be administered in accordance with the policies and procedures of Duke University then in effect.


Summit Medical Systems, Inc.
by:
___________________________

RECEIVED and ACCEPTED this 31st  day of  December 1996.

DUKE UNIVERSITY

By: _________________________________________ By:_________________________
John F. Adcock                                John Strohbehn
Vice President and Corporate Controller       Provost
________________________________________________________________________________

                THE SUMMIT MEDICAL SYSTEMS, INC. ENDOWMENT FUND

     Summit Medical Systems, Inc. does hereby give $500,000 to Duke University.

     The gift may, for investment purposes, be merged with the general investment assets of Duke University, but the gift shall be entered in the University's books and records as THE SUMMIT MEDICAL SYSTEMS, INC. ENDOWMENT FUND.

     The spendable income of the Fund, but not the principal, shall be used to provide fellowship support to postdoctoral M.D. fellows in the Division of Cardiology. Expenditures may be made at the discretion of the Chair of the Department of Medicine. Any portion of the spendable income not expended in any given year may be (1) accumulated and temporarily invested and used in subsequent years for the purpose set forth above, or (2) added to the principal of the Fund.

     If, at some future time, the purpose designated for the spendable income from this Fund no longer exists, then at the direction of the Trustees of the University, the spendable income shall be used to further the objectives and purposes of Duke University, giving due consideration to the original intent.

     The Fund shall be administered in accordance with the policies and procedures of Duke University then in effect.


Summit Medical Systems, Inc.
by:_________________________


RECEIVED AND ACCEPTED this 31st day of December, 1996.


DUKE UNIVERSITY

By:_______________________
          John F. Adcock
          Vice President and Corporate Controller